UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21798

UTOPIA FUNDS
(Exact name of registrant as specified in charter)

111 Cass Street, Traverse City, Michigan			49684
(Address of principal executive offices)			(Zip code)

Paul Sutherland 111 Cass Street, Traverse City, Michigan 49684
(Name and address of agent for service)

Registrant’s telephone number, including area code:		231.929.4500

Date of fiscal year end:	September 30

Date of reporting period:	September 30, 2007

Item 1.        Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 207.30e-1).

UTOPIA FUNDS

Investing Without Borders

Annual Report

September 30, 2007

UTOPIA FUNDS
TABLE OF CONTENTS

Letter to shareholders	1

Management Report	2

FUND EXPENSES	4

Performance Returns	5

FUND DETAILS

Utopia Growth Fund	7

Utopia Core Fund	9

Utopia Core Conservative Fund	11

Utopia Yield Income Fund	13

FINANCIAL STATEMENTS

Schedule of Investments	16

Statements of Assets and Liabilities	35

Statements of Operations	39

Statements of Changes in Net Assets	43

Financial Highlights	47

Notes to Financial Statements	51

Report of Independent Registered Public accounting Firm	57

ADDITIONAL INFORMATION	57

Board approval of investment management agreement	58

Trustees and Officers	59

The Management Report and Fund Details included in this shareholder report may contain forward-looking statements about factors that may affect the performance of the Funds in the future and about anticipated events relating to the Funds specifically. These statements are based on Funds management’s predictions, expectations and current plans relating to future events. Management believes these forward looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause management to change its strategies and plans from those currently anticipated.

SHAREHOLDER LETTER

Paul H. Sutherland

Chief Investment Officer

Dear Fellow Shareholders,

I have a confession to make. Nearly all of my family’s long-term non-private investment assets are in the Utopia Funds. Each of our four Utopia Funds are managed and designed to be a complete investment solution. Each of our funds is specifically designed for different stages of an investor’s life or to coincide with their risk tolerance. At Utopia Funds, we are not, asset allocation-indexing-passive-arm chair investors. We are not specialty managers. We are absolute return managers that use every tool we can to preserve and grow our shareholders wealth all the while planning to be successful with your investments.

My family and I visited the Galapagos Islands this summer where the Theory of Evolution originated. One significant difference between the blue-footed bobbies, the various wrens, the turtles and other native species that grace the Galapagos Islands and us Homo sapiens is that we, can plan for the future. We can save and invest, knowing that we will need to educate our children some day, retire some day, be retired (not to mention stay retired) – we can even understand the concept that in retirement investing there is no finish line. Like our shareholders, we are all planners. We want a bright and good future for ourselves and for our families. We are also prudent, cautious, we believe in common sense and want a good return on our money. We also believe in serving the common good and in keeping promises.

We are all connected through the Utopia Funds, and I want each of the thousand plus shareholders to realize we have done everything in our power to structure the Utopia Funds for success. The Utopia Funds were created to be great for investors. They are no-front end load, no- back end load funds. We don’t layer on extra fees if you’re a small investor, or give a break to large investors. The whole idea behind the mutual fund years ago was to help the small investor get a good deal and create the advantages of pooled portfolios, available then only to the rich. Primary among the benefits were the ability to diversify, have the assets held safely in a custodial account, have level headed smart people choose the investments and be able to relax and let the magic of compounding work. Shareholders could sleep well, knowing their goals were aligned and that the managers had specific goals; grow your wealth, keep you retired and your investments safe. Many shareholders do not realize that the Utopia Fund investors can start with a modest $250, or even less if you commit to a monthly contribution of $25 (as my 13 year old son Keeston does with the long term savings part of his allowance). Keeston’s expenses for his Utopia Fund account are the same as every other shareholder including FIM Group’s $3 million plus 401(k) plan. (FIM Group is the Manager of the Utopia Funds.)

As of September 30th, the Utopia Core Fund is up 10.33% year to date. Keeston’s account performance is exactly the same as every other shareholder of that fund. While doing homework on interest and compounding, my 16 year old daughter Akasha (a Utopia Fund shareholder) figured one night that if she added to her Utopia Funds Roth IRA, the $1,000 she earns from her summer jobs, she will have a nice nest egg in her Roth IRA when she turns 65 (assuming a 5% return with dividends and interest reinvested). Of course how much she has will depend on how well our Utopia Fund’s Investment Team does at investing well into the future. Unfortunately, the one thing we don’t control is the future!

We do control how we invest, what we invest in, whether we buy, sell or hold an investment, when and if we own large companies, lots of Treasury inflation bonds, gold, Swiss or Chinese investments, small companies, energy investments, money markets, real estate, growth or income investments, options, preferred stocks, or treasury bills. We do not control the outcome. We do know that if we follow our global, “price matters”, invest without borders, common sense, patient, and disciplined approach focused on future total returns, then we will have a great chance of continued success.

Suzanne, Zach and our support team will continue to concentrate our efforts on what we can control, and let our principles and desire for excellent long-term performance guide us. I am confident that our team has what it takes to be successful from an experience, education, temperament and talent point of view. It is nice that in addition to our separate account management performance statistics that go back over a dozen years – our Utopia Fund shareholders also can look at our recent track record to feel secure that our success comes from our skill, talent and philosophy, not luck. Of course luck comes to the prepared, so maybe we also include luck as part of our success secret. It has been a fun and exciting year for Suzanne, Zach, and our team. We are truly enjoying the challenges of investing and working to meet the objective of growing your wealth. We take our mission seriously and know the importance of our work. Thank you for trusting us and for investing along side of us and our families.

Blessings,

Paul

Utopia Funds Management Report

Under the group photo: Utopia Funds Portfolio Management Team
(from left to right): Paul Sutherland, Suzanne Stepan, Zach Liggett.

Dear Shareholders,

The fiscal year ended September 30, 2007 proved to be an exciting one for the management team of the Utopia Funds (the “Funds”). Assets in the four Funds grew significantly during the year through both steady new inflows and positive investment performance. During the year, our team identified and reviewed thousands of ideas, traveled to multiple countries on due diligence missions and selected investments that met our requirements for inclusion into the Funds. These ranged the gamut from the leading Chinese producer of pedigree bull semen to one of Italy’s largest property developers. Our team also deployed a variety of defensive strategies which helped protect the Funds’ assets during the periods of pronounced volatility in February and July.

Despite this volatility, most asset classes finished above where they started for the year. The global stock MSCI World Index (total return + 24.8%), Lehman Aggregate US Bond Index (+ 5.1%), CRB Reuters Spot Raw Industrials Index (+ 9.2%), and Dow Jones Equity REIT Index (+ 1.5%) all made positive gains. The major loser for the year was the US dollar, which in contrast to the positive performance of most asset classes, fell against the major currencies (U.S. Dollar Index - 9.7%).

Against this market backdrop, each of the Funds posted positive performance during the year. Total returns for the Utopia Growth, Core, Core Conservative, and Yield Income Funds were 17.11%, 15.02%, 12.70%, and 10.99% respectively. For the year, the Citigroup 3-Month Treasury Bill Index returned 5.01%, the Lipper Global Flexible Portfolio Category returned 17.46%, the Morningstar World Allocation Category returned 18.14%, and the CSFB/Tremont Hedge Fund Multi-Strategy Index returned 14.66%. We are satisfied with this short-term performance, although we remind shareholders that the Funds are designed to protect and grow wealth for long-term investors. As such, our investment team tends to spend very little time discussing short-term performance.

The return of market volatility during the year was not a surprise to us as we have been concerned with the rapid acceleration of credit creation and the shenanigans of structured finance for some time. Short equity positions and volatility calls combined with our relatively low exposures to risky asset classes helped protect the Funds as the markets gyrated. With powder kept dry, we were able to take advantage of market fear and add exposure to stocks and bonds at great prices.

One of the names we added to the Funds during the summer flight to safety was Singapore-listed UOL Group (UOL). UOL is a real-estate focused conglomerate with a solid portfolio of hotels, commercial properties, and mixed development projects throughout Asia. We bought the shares at a deep discount to our assessment of their intrinsic value, and we see strong tailwinds ahead that should lead to long-term growth of their intrinsic value.

Another stock whose price became attractive in the midst of the summer global stock sell-off was Toei, a leading Japanese movie producer and theatre operator. Toei has significant stakes in other content and media companies in Japan along with a property portfolio that should ultimately benefit from a recovery in Japan’s real estate market.We bought shares well below our assessment of intrinsic value at a time when Japanese stocks in general were largely out of favor.

The Funds benefited during the year from merger situations in several portfolio holdings that were either completed or pending at year-end. Taiwan enterprise resource planning software company Data Systems Consulting received a take-out offer from Dinghua Investment Co, British healthcare IT software company Isoft was the target of a bidding war ultimately won by Australian firm IBA Health, and Primewest, a Canadian energy trust, received a bid from Abu Dhabi National Energy Co. In all cases, these bids came at a substantial premium to our average cost in these holdings.

The year did not pass, however, without a few ideas that did not work as we had planned. Most notably, internet banking pioneer Netbank filed for bankruptcy after regulators essentially forced a fire sale of the company’s assets. Our assessment of the company’s restructuring plan unfortunately proved optimistic as the macro environment deteriorated faster than management could execute its plan.

Egana Holdings, a Hong-Kong listed watch and jewelry manufacturer, also disappointed. Corporate governance at the company came into question as reports surfaced of accounting irregularities, and management ultimately conceded to major uncertainties related to the recovery of a large portion of its receivables. We sold our position at a loss after the team decided we no longer had faith in either the financials or the management team that we had based our investment on.

These disappointments, as much as we hate to have them, do serve to illustrate the effectiveness of our risk management processes when viewed from the portfolio level. We rarely allocate more than 2% of a Fund’s assets to a specific issuer and as the Egana investment showed, we are not afraid to sell at a loss when we lose conviction. While we aim to mitigate as many risks as possible at the individual stock or bond level, we acknowledge that we will make investments that do not work out from time to time. Strategically choosing to diversify issuer risk, we are better able to control Fund-wide risk to an acceptable level.

As for the year ahead, we remain very optimistic that the Funds have the right people, philosophy and processes to generate long-term positive returns irrespective of the market environment. We are excited about the long-term potential of our current holdings and look forward to adding new names that result from our rigorous research and patient “price matters” buy discipline. We thank you for your support and look forward to reporting to you throughout the year ahead.

Best regards,

Paul Sutherland

Suzanne Stepan, CFA

Zach Liggett, CFA

DISCLOSURE OF FUND EXPENSES (Unaudited)

				Expense Paid
		Beginning	Ending	During Period*
		Account Value	Account Value	4/1/07 to
Fund		at 4/1/07	at 9/30/07	9/30/07
Utopia Growth Fund	Actual Fund Expenses	$1,000	$1,086	$7.92
	Hypothetical Fund Expenses	$1,000	$1,017	$7.65
Utopia Core Fund	Actual Fund Expenses	$1,000	$1,077	$7.82
	Hypothetical Fund Expenses	$1,000	$1,017	$7.60
Utopia Core Conservative Fund	Actual Fund Expenses	$1,000	$1,072	$7.65
	Hypothetical Fund Expenses	$1,000	$1,018	$7.45
Utopia Yield Income Fund	Actual Fund Expenses	$1,000	$1,062	$7.48
	Hypothetical Fund Expenses	$1,000	$1,018	$7.32

*    Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the second fiscal half-year/365 (to reflect the half-year period). The Fund’s “Actual Fund Expenses” information reflects the 183 day period from April 1, 2007 to September 30, 2007. The annualized expense ratios (including dividends on short sales expense) of Utopia Growth, Utopia Core, Utopia Core Conservative and Utopia Yield Income Fund were 1.51%, 1.50%, 1.47% and 1.45%, respectively, which were used in the above calculations. The annualized expenses ratios of the Funds excluding dividends on short sales expense for the period April 1, 2007 to September 30, 2007 were 1.37%. During the period, the Adviser waived fees and reimbursed expenses. The expense ratios of the Funds would have been higher had fees and expenses not been waived and reimbursed. The Funds’ investment adviser has contractually agreed to waive its management fees or reimbuise expenses until January 31, 2008 in amounts necessary to limit each Fund’s annual opperating expenses (exclusive of extrarordinary expenses) to an annual rate of 1.37% (as a percentage of the Fund’s average daily net assets).

DISCLOSURE OF FUND EXPENSES

As a shareholder of a Fund, you incur ongoing costs, including management fees and other Fund expenses. The above examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on April 1, 2007 and held until September 30, 2007.

Actual Fund Expenses. The first line of the table above for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expense Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Fund Expenses. The second line of the table above for each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds.

PERFORMANCE RETURNS (Unaudited)

Average Total Returns as of 9/30/07	1 Year	Since Inception*
Utopia Growth Fund	17.11%	12.04%
Morgan Stanley Capital International World Index(1)	21.77	17.69
S&P 500(2)	16.43	14.28
NASDAQ Composite Index(3)	20.52	12.26
Morningstar World Allocation Category(4)	18.14	15.54
Citigroup 3-Month Treasury Bill Index(5)	5.01	4.84
Lipper Global Flexible Portfolio Category(6)	17.86	12.58
CSFB/Tremont Hedge Fund Multi-Strategy Index(7)	14.66	13.16

Utopia Core Fund	15.02%	11.08%
Morgan Stanley Capital International World Index(1)	21.77	17.69
Morningstar World Allocation Category(4)	18.14	15.54
Morningstar Moderate Allocation Category(8)	12.93	10.72
Morningstar Target Date 2015-2029 Category(9)	14.65	12.45
Citigroup 3-Month Treasury Bill Index(5)	5.01	4.84
Lipper Global Flexible Portfolio Category(6)	17.86	12.58
CSFB/Tremont Hedge Fund Multi-Strategy Index(7)	14.66	13.16

Utopia Core Conservative Fund	12.70%	9.43%
Morningstar World Allocation Category(4)	18.14	17.69
Morningstar Conservative Allocation Category(10)	8.52	7.60
Morningstar Target Date 2000-2014 Category(11)	9.95	8.71
Lehman Brothers Global Aggregate Bond Index(12)	8.20	7.25
Citigroup 3-Month Treasury Bill Index(5)	5.01	4.84
Lipper Global Flexible Portfolio Category(6)	17.86	12.58
CSFB/Tremont Hedge Fund Multi-Strategy Index(7)	14.66	13.16

Utopia Yield Income Fund	10.99%	8.24%
Morningstar World Allocation Category(4)	18.14	17.69
Morningstar World Bond Category(13)	7.71	6.13
Morningstar Inflation-Protected Bond Category(14)	3.98	3.00
Lehman Brothers Global Aggregate Bond Index(12)	8.20	7.25
Citigroup 3-Month Treasury Bill Index(5)	5.01	4.84
Lipper Global Flexible Portfolio Category(6)	17.86	12.58
CSFB/Tremont Hedge Fund Multi-Strategy Index(7)	14.66	13.16

The performance data quoted represents average annual total return and assumes reinvestment of all dividend and capital gains as well as fee waivers. Without the fee waivers total returns would have been lower. The performance of the indices except as noted does not take into account taxes, fees and other expenses. Performance data quoted represents past performance. Past performance does not guarantee future results. All performance assumes reinvestment of dividends and capital gains. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by calling: 1.888.886.7423.

The total expense ratio of the Utopia Growth Fund, Utopia Core Fund, Utopia Core Conservative Fund, and Utopia Yield Income fund as of the last prospectus dated January 26, 2007, were 2.03%, 1.93%, 1.95% and 2.05% respectively. The expense ratios include acquired fund fees and expenses and do not include the fee waiver and expense reimbursements.

* The Fund’s inception was on December 30, 2005.

DESCRIPTION OF BENCHMARKS AND INDICES

(1)

Morgan Stanley Capital InternationalSM (MSCI®) World Index is a market capitalization-weighted index of equity securities of companies domiciled in various countries. The index is designed to represent the performance of developed stock markets throughout the world and excludes certain market segments unavailable to U.S. based investors.

(2)	S&P 500 is a market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance.

(3)

The Nasdaq Composite® Index is a market capitalization-weighted index that is designed to represent the performance of the National Market System which includes stocks traded only over-the-counter and not on an exchange.

(4)

Composite of fund performance and includes the expenses of managing registered investment companies. Funds that allocate their investments across various asset classes, including both domestic and foreign stocks, bonds, and money market instruments, with a focus on total return. At least 25% of their portfolio is invested in securities traded outside of the United States, including shares of gold mines, gold-oriented mining finance houses, gold coins, or bullion.

(5)

The Citigroup 3-Month Treasury Bill Index is comprised of equal dollar amounts of 3-month Treasury bills purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new 3-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The yield curve average is the basis for calculating the return on the Index. The Index is rebalanced monthly by market capitalization. The Index is unmanaged and cannot be invested in directly.

(6)

Composite of fund performance and includes the expenses of managing registered investment companies. Called the International Hybrid Category prior to June 2003. Includes funds which hold stocks, bonds and cash and invest globally, while most focus on the United States, Canada, Japan and the larger markets of Europe. World-allocation portfolios seek to provide both capital appreciation and income by investing in three major areas: stocks, bonds, and cash. While these portfolios do explore the whole world, most of them focus on the U.S., Canada, Japan, and the larger markets in Europe. It is rare for such portfolios to invest more than 10% of their assets in emerging markets. These portfolios typically have at least 10% of assets in bonds, less than 70% of assets in stocks, and at least 40% of assets in non-U.S. stocks or bonds.

(7)	Includes hedge funds that allocate capital among various investment strategies and/or that employ unique investment strategies.

(8)

Composite of fund performance and includes the expenses of managing registered investment companies. Moderate-allocation portfolios seek to provide both capital appreciation and income by investing in three major areas: stocks, bonds, and cash. These portfolios tend to hold larger positions in stocks than conservative-allocation portfolios. These portfolios typically have 50% to 70% of assets in equities and the remainder in fixed income and cash.

(9)

Composite of fund performance and includes the expenses of managing registered investment companies. Target-date portfolios provide diversified exposure to stocks, bonds, and cash for those investors who have a specific date in mind (in this case, the years 2015-2029) for retirement or another goal. These portfolios aim to provide investors with an optimal level of return and risk, based solely on the target date. These portfolios get more conservative as the goal date approaches by investing more in bonds and cash. Investment managers structure these portfolios differently; two funds with the same goal year may have different allocations to equities and therefore different levels of return and risk.

(10)

Composite of fund performance and includes the expense of managing registered investment companies. Conservative-allocation portfolios seek to provide both capital appreciation and income by investing in three major areas: stocks, bonds, and cash. These portfolios tend to hold smaller positions in stocks than moderate-allocation portfolios. These portfolios typically have 20% to 50% of assets in equities and 50% to 80% of assets in fixed income and cash.

(11)

Composite of fund performance and includes the expense of managing registered investment companies. Target-date portfolios provide diversified exposure to stocks, bonds, and cash for those investors who have a specific date in mind (in this case, the years 2000-2014) for retirement or another goal. These portfolios aim to provide investors with an optimal level of return and risk, based solely on the target date. These portfolios get more conservative as the goal date approaches by investing more in bonds and cash. Investment managers structure these portfolios differently; two funds with the same goal year may have different allocations to equities and therefore different levels of return and risk.

(12)

The Lehman Brothers Global Aggregate Bond Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and U.S. dollar investment grade 144A securities.

(13)

Composite of fund performance and includes the expenses of managing registered investment companies. World bond portfolios invest 40% or more of their assets in foreign bonds. Some world bond portfolios follow a conservative approach, favoring high-quality bonds from developed markets. Others are more adventurous, and own some lower-quality bonds from developed or emerging markets. Some portfolios invest exclusively outside the U.S., while others regularly invest in both U.S. and non-U.S. bonds.

(14)

Composite of fund performance and includes the expenses of managing registered investment companies. Inflation-protected bond portfolios primarily invest in fixed-income securities that increase coupon and/or principal payments at the rate of inflation. These bonds can be issued by any organization, but the U.S. Treasury is currently the largest issuer of these types of securities. Most of these portfolios buy bonds with intermediate- to long-term maturities.

UTOPIA FUNDS - GROWTH FUND
FUND DETAILS

Growth Fund - UTGRX

Zach Liggett, CFA®

Portfolio Manager

At September 30, 2007, the audited net asset value per share for the Utopia Growth Fund (“UTGRX”, or the “Fund”) was $11.99 per share. One year earlier on September 30, 2006, the Fund’s net asset value per share was $10.42. The Fund launched December 30, 2005 with a net asset value per share of $10.

The Fund seeks long-term absolute total return, independent of the market environment and does not attempt to track or “beat” any benchmark. Maximizing short-term performance is also not an objective.

Asset growth in the Fund was strong during the year, with net inflows of $47,306,593 and year-end net assets of $68,714,548. Flows were particularly strong after the Fund performed relatively well during the mid-Summer market turbulence that sent global equity indexes sharply lower.

Fund performance was impacted positively by the strong environment for global stocks and the decline in the dollar. Exposure to Japan, in contrast, acted as a drag on performance, as the Japan market struggled during the year. Short positions and volatility options helped the Fund mitigate

Selected Holdings as of September 30, 2007

Country Breakdown As A Percentage of Net Assets on September 30, 2007

Argentina	0.2%
Australia	1.5%
Belgium	1.0%
Canada	4.3%
Cayman Islands	0.9%
China	0.7%
Finland	0.2%
France*	0.0%
Germany	0.9%
Great Britain	1.6%
Hong Kong	2.3%
India	1.4%
Indonesia	0.8%
Ireland	1.3%
Italy	2.0%
Japan	11.9%
Malaysia	1.9%
Netherlands	3.3%
Singapore	5.3%
South Korea	1.4%
Switzerland	1.2%
Taiwan	2.8%
Thailand	2.8%
United States	33.2%
Total Investments	82.9%
Cash Equivalents And Net Other Assets	17.1%
Total Net Assets	100.0%

* Represents Less Than 0.05% Of Net Assets

Holdings are subject to change

Growth of $10,000 Chart

Average Total Returns	1 year	Since Inception (12/30/05)
Utopia Growth Fund	17.11%	12.04%

Please Note: Performance calculations are as of September 30, 2007. Past performance is not indicative of future results. Fund inception date is December 30, 2005. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the period, the Adviser waived fees and reimbursed expenses. Performance returns would have been lower had fees and expenses not been waived and reimbursed.

the spikes in market volatility seen in February and July.

The Fund ended the year with 199 investments, including 144 long equity positions, 21 short equity positions, 26 fixed income positions, and 8 option positions. The short equity positions included US retail and financial stocks that we believed to be priced well above fundamental fair values. We own these positions to help hedge the Fund’s long equity exposure should housing conditions deteriorate further and excessive credit conditions seen over the past few years normalize. The option positions are primarily call options on the Chicago Board Options Exchange SPX Volatility Index. These complement our short positions, and we expect them to appreciate during periods of market distress.

Geographically, the Fund maintained a strong international bias with approximately half of its exposure to companies whose primary listing is outside of the US. The Fund’s three largest foreign currency-denominated position exposures were Japanese yen at approximately 13%, Euro at 8%, and Singapore dollar at 7%. The Fund continues to look for investment opportunities across the globe and anticipates that foreign holdings will remain a significant part of the mix, at least for the foreseeable near-term future.

UTOPIA FUNDS - CORE FUND
FUND DETAILS

Core Fund - UTCRX

Zach Liggett, CFA®

Portfolio Manager

At September 30, 2007, the audited net asset value per share for the Utopia Core Fund (“UTCRX”, or the “Fund”) was $11.77 per share. One year earlier on September 30, 2006, the Fund’s net asset value per share was $10.45. The Fund launched December 30, 2005 with a net asset value per share of $10.

The Fund seeks long-term absolute total return, independent of the market environment and does not attempt to track or “beat” any benchmark. Maximizing short-term performance is also not an objective.

Asset growth in the Fund was strong during the year, with net inflows of $54,170,894 and year-end net assets of $124,122,724. Flows were relatively steady throughout the year with particular strength following the Fund’s relatively strong performance during the heightened equity market volatility in February and July.

Fund performance was impacted positively by the strong environment for global stocks and the decline in the Dollar. Exposure to Japan, in contrast, acted as a drag on performance, as the Japan market struggled during the year. Short positions, volatility options, and holdings in

Selected Holdings as of September 30, 2007

Country Breakdown As A Percentage of Net Assets on September 30, 2007

Argentina	0.3%
Australia	1.6%
Belgium	0.6%
Canada	4.2%
Cayman Islands	0.9%
China	0.7%
Finland	0.2%
France*	0.0%
Germany	0.9%
Great Britain	2.2%
Hong Kong	2.2%
India	1.4%
Indonesia	0.9%
Ireland	0.9%
Italy	1.8%
Japan	10.7%
Malaysia	1.9%
Netherlands	3.0%
Singapore	5.2%
South Korea	1.6%
Switzerland	2.1%
Taiwan	2.6%
Thailand	3.2%
United States	42.4%
Total Investments	91.5%
Cash Equivalents And Net Other Assets	8.5%
Total Net Assets	100.0%

* Represents Less Than 0.05% Of Net Assets

Holdings are subject to change

Average Total Returns	1 year	Since Inception (12/30/05)
Utopia Core Fund	15.02%	11.08%

Please Note: Performance calculations are as of September 30, 2007. Past performance is not indicative of future results. Fund inception date is December 30, 2005. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the period, the Adviser waived fees and reimbursed expenses. Performance returns would have been lower had fees and expenses not been waived and reimbursed.

high quality, inflation-protected bonds helped the Fund mitigate the spikes in market volatility seen in February and July.

The Fund ended the year with 213 investments, including 144 long equity positions, 21 short equity positions, 40 fixed income positions, and 8 option positions. The short equity positions included US retail and financial stocks that we believed to be priced well above fundamental fair values. We own these positions to help hedge the Fund’s long equity exposure should housing conditions deteriorate further and excessive credit conditions seen over the past few years normalize. The option positions are primarily call options on the Chicago Board Options Exchange SPX Volatility Index. These complement our short positions and we expect them to appreciate during periods of market distress.

Geographically, the Fund maintained a strong international bias with approximately half of its exposure to companies whose primary listing is outside of the US. The Fund’s three largest foreign currency-denominated position exposures were Japanese yen at approximately 12%, Euro at 7%, and Singapore Dollar at 7%. The Fund continues to look for investment opportunities across the globe and anticipates that foreign holdings will remain a significant part of the mix, at least for the foreseeable near-term future.

UTOPIA FUNDS - CORE CONSERVATIVE FUND
FUND DETAILS

Core Conservative Fund - UTCCX

Suzanne Stepan, CFA®

Portfolio Manager

At September 30, 2007, the audited net asset value per share for the Utopia Core Conservative Fund (“UTCCX”, or the “Fund”) was $11.49 per share. One year earlier on September 30, 2006 the Fund’s net asset value per share was $10.39. The Fund launched on December 30, 2005 with a net asset value per share of $10.00.

The Fund seeks long-term absolute total return, independent of the market environment and does not attempt to track or “beat” any benchmark. Maximizing short–term performance is also not an objective.

The Fund has grown from its initial asset base of $100,000 on December 30, 2005 to $45,685,496 at the end of its first fiscal year. At the end of its second fiscal year, asset growth continued to be strong, with $38,682,585 in net cash inflows and $90,949,597 in ending net assets.

Fund performance was impacted positively by the relatively strong environment for global fixed income, global stocks and the decline in the Dollar. Throughout the year the Fund developed a basket of structured notes designed to provide attractive returns when long-term rates are greater than short-term interest rates. These positions helped to provide diversification, low sensitivity to the level of interest rates and the potential for attractive total returns. Additionally, volatility options and holdings in

Selected Holdings as of September 30, 2007

Country Breakdown As A Percentage of Net Assets on September 30, 2007

Argentina	0.2%
Australia	1.3%
Belgium	0.3%
Canada	3.3%
Cayman Islands	0.7%
China	0.5%
Finland	0.1%
France*	0.0%
Germany	0.8%
Great Britain	1.8%
Hong Kong	1.9%
India	0.5%
Indonesia	0.7%
Ireland	0.7%
Italy	1.6%
Japan	9.3%
Malaysia	1.4%
Netherlands	3.3%
Norway	0.1%
Singapore	4.2%
South Korea	1.2%
Switzerland	2.3%
Taiwan	2.2%
Thailand	2.4%
United States	52.6%
Total Investments	93.4%
Cash Equivalents And Net Other Assets	6.6%
Total Net Assets	100.0%

* Represents Less Than 0.05% Of Net Assets

Holdings are subject to change

Growth of $10,000 Chart

Average Total Returns	1 year	Since Inception (12/30/05)
Utopia Core Conservative Fund	12.70%	9.43%

Please Note: Performance calculations are as of September 30, 2007. Past performance is not indicative of future results. Fund inception date is December 30, 2005. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the period, the Adviser waived fees and reimbursed expenses. Performance returns would have been lower had fees and expenses not been waived and reimbursed.

high quality, inflation-protected bonds helped the Fund mitigate the spikes in market volatility seen in February and July.

The Fund ended the year with 218 investments, including 143 long equity positions, 51 fixed income positions, 17 short equity positions and 6 option positions. Nearly 50% of the Fund’s asset allocation was in fixed income positions. The largest Fund holdings were in AAA US Treasury Inflation-Linked securities which offer good protection in a time when inflation continued to be a threat to principal erosion. The short equity positions included US retail and financial stocks that we believe to be priced well above fundamental fair values. We own these positions to help hedge the Fund’s long equity exposure should housing conditions deteriorate further and excessive credit conditions seen over the past few years normalize. The option positions are primarily call options on the Chicago Board Options Exchange SPX Volatility Index. These complement our short positions and we expect them to appreciate and help protect the Fund during periods of market distress.

Geographically, 55% of the Fund’s positions were domestic and 45% were international. The Fund’s three largest foreign currency-denominated position exposures were Japanese Yen at 10%, Euro at 6% and Singapore Dollar at 6%. The Fund continues to look for investment opportunities across the globe and anticipates that foreign holdings will remain a significant part of the mix, at least for the foreseeable near-term future.

UTOPIA FUNDS - YIELD INCOME FUND
FUND DETAILS

Yield Income Fund - UTYIX

Suzanne Stepan, CFA®

Portfolio Manager

At September 30, 2007, the audited net asset value per share for the Utopia Yield Income Fund (“UTYIX”, or the “Fund”) was $11.25 per share. One year earlier on September 30, 2006 the Fund’s net asset value per share was $10.35. The Fund launched on December 30, 2005 with a net asset value per share of $10.00.

The Fund seeks long-term absolute total return, independent of the market environment and does not attempt to track or “beat” any benchmark. Maximizing short–term performance is also not an objective.

The Fund has grown from its initial asset base of $100,000 on December 30, 2005 to $16,791,603 at the end of its first fiscal year. At the end of its second fiscal year, asset growth continued to be strong, with $21,504,465 in net cash inflows and $40,701,682 in ending net assets.

Fund performance was impacted positively by the relatively strong environment for global fixed income. Throughout the year the Fund developed a basket of structured notes designed to provide attractive returns when long-term rates are greater than short-term interest rates. These positions helped to provide diversification, low sensitivity to the level of interest rates and the potential for attractive total returns. Additionally, holdings in high quality, inflation-protected bonds helped the Fund mitigate

Selected Holdings as of September 30, 2007

Country Breakdown As A Percentage of Net Assets on September 30, 2007

Argentina	0.1%
Australia	1.1%
Belgium	0.2%
Canada	2.4%
Cayman Islands	0.5%
China	0.4%
Finland	0.1%
France	0.2%
Germany	0.7%
Great Britain	1.7%
Hong Kong	1.4%
India	0.3%
Indonesia	0.5%
Ireland	0.5%
Italy	1.1%
Japan	7.2%
Malaysia	1.1%
Netherlands	2.9%
Norway	0.1%
Singapore	4.0%
South Korea	0.8%
Switzerland	2.3%
Taiwan	1.4%
Thailand	1.8%
United States	55.9%
Total Investments	88.7%
Cash Equivalents And Net Other Assets	11.3%
Total Net Assets	100.0%

* Represents Less Than 0.05% Of Net Assets

Holdings are subject to change

Growth of $10,000 Chart

Average Total Returns	1 year	Since Inception (12/30/05)
Utopia Yield Income Fund	10.99%	8.24%

Please Note: Performance calculations are as of September 30, 2007. Past performance is not indicative of future results. Fund inception date is December 30, 2005. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the period, the Adviser waived fees and reimbursed expenses. Performance returns would have been lower had fees and expenses not been waived and reimbursed.

the spikes in market volatility seen in February and July.

The Fund ended the year with 213 investments, including 141 long equity positions, 57 fixed income positions, 9 short equity positions and 5 option positions. Fifty-six percent of the Fund’s assets were allocated to fixed income positions. The largest Fund holdings were in AAA US Treasury Inflation-Linked securities which offered good protection during a time when inflation continued to be a threat to principal erosion. The short equity positions included US retail and financial stocks that we believe to be priced well above fundamental fair values. We own these positions to help hedge the Fund’s long equity exposure should housing conditions deteriorate further and excessive credit conditions seen over the past few years normalize. The option positions are primarily call options on the Chicago Board Options Exchange SPX Volatility Index. These complement our short positions, and we expect them to appreciate and help protect the Fund during periods of market distress.

Geographically, 66% of the Fund’s positions were domestic and 34% were international. The Fund’s three largest foreign currency-denominated position exposures were Japanese Yen at 8%, Euro at 5% and Singapore Dollar at 5%. The Fund continues to look for investment opportunities across the globe and anticipates that foreign holdings will remain a significant part of the mix, at least for the foreseeable near-term future.

UTOPIA FUNDS - GROWTH FUND
As of September 30, 2007	SCHEDULE OF INVESTMENTS

	Shares	Value
COMMON STOCKS (60.8%)
Advertising (0.3%)
Getty Images Inc.*	8,650	$240,816

Agriculture (0.2%)
China Green Holdings Ltd.(1)	45,000	48,525
Cresud SA - ADR	5,350	121,552
		170,077
Apparel (0.5%)
Ocean Sky International Ltd.	1,954,000	322,269

Auto Manufacturers (0.5%)
Showa Aircraft Industry Co. Ltd.(1)	31,000	358,406

Banks (2.8%)
Idaho Trust Bancorp*(1)(2)	18,000	185,418
Mitsubishi UFJ Financial Group Inc. - ADR	65,700	596,556
Mizuho Financial Group(1)	66	372,770
National Bancshares Inc.*	47,000	122,200
Nexity Financial Corp.*	2,600	21,580
The Shikoku Bank Ltd.(1)	107,000	414,751
Southern National Bancorp of Virginia Inc.*	1,155	14,392
The Tokushima Bank Ltd.(1)	26,000	181,931
		1,909,598
Beverages (0.2%)
Diedrich Coffee Inc.*	7,712	28,534
Ten Ren Tea Co. Ltd.	114,330	102,822
		131,356
Building Materials (1.5%)
Dynasty Ceramic PCL(1)	1,046,900	510,160
ENDO Lighting Corp.(1)	102,300	523,203
		1,033,363
Chemicals (2.1%)
Arkema - ADR*	5	304
Century Sunshine Ecological Technology Holdings Ltd.(1)	2,930,000	335,257
Chemical Co. of Malaysia BHD(1)	69,200	60,271
Korea Polyol Co. Ltd.(1)	3,042	238,785
Meghmani Organics Ltd.(1)	1,413,500	356,729
Yip’s Chemical Holdings Ltd.(1)	707,200	464,519
		1,455,865
Commercial Services (0.3%)
H&R Block Inc.	10,200	216,036

Computers (0.8%)
Creative Technology Ltd.	12,000	49,200
Creative Technology Ltd. SP(1)	65,000	266,813
Lenovo Group Ltd.(1)	290,000	221,100
		537,113
Distribution-Wholesale (0.7%)
China Hong Kong Photo Products Holdings Ltd.(1)	4,050,000	469,609

Diversified Financial Services (1.8%)
Guoco Group Ltd.(1)	18,000	245,200
Mega Financial Holding Co. Ltd.(1)	611,000	$384,688
Netbank Inc.*	160,300	10,900
SinoPac Financial Holdings Co.(1)	1,308,000	610,389
		1,251,177
Electrical Components & Equipment (1.9%)
Enel SpA(1)	8,900	100,431
FINETEC Corp.(1)	26,300	555,694
Merix Corp.*	84,300	477,138
Viridis Clean Energy Group(1)	198,111	171,926
Xantrex Technology Inc. CN*	1,035	11,467
Xantrex Technology Inc.*	700	7,756
		1,324,412
Energy-Alternate Sources (0.7%)
US BioEnergy Corp.*	41,200	317,652
VeraSun Energy Corp.*	14,850	163,350
		481,002
Engineering & Construction (0.6%)
CH. Karnchang PCL(1)	1,613,000	427,790

Entertainment (2.4%)
Avex Group Holdings Inc.(1)	38,600	502,274
Tally-Ho Ventures*	163,000	118,990
Tally-Ho Ventures*(3)	161,000	117,530
TMS Entertainment Ltd.(1)	163,000	493,539
Toei Co. Ltd.(1)	77,000	398,656
		1,630,989
Environmental Control (0.3%)
Sinomem Technology Ltd.*(1)	238,000	213,407

Food (3.2%)
Celestial Nutrifoods Ltd.(1)	494,000	474,479
China Milk Products Group Ltd.(1)	430,000	375,725
Fyffes PLC	368,000	477,520
Galaxy Nutritional Foods Inc.*	250,352	83,868
Petra Foods Ltd.(1)	237,000	256,927
Tofutti Brands Inc.*	54,900	161,955
Total Produce PLC*	420,000	401,261
		2,231,735
Healthcare Products (1.6%)
LMA International NV*(1)	1,083,000	414,974
Techno Medica Co. Ltd.(1)	284	661,835
		1,076,809
Holding Companies (1.8%)
Babcock & Brown Wind Partners(1)	354,000	567,807
Bousted Holdings BHD(1)	107,000	154,338
Grubb & Ellis Realty Advisors Inc.*	945	5,868
Hotung Investment Holdings Ltd.(1)	1,759,000	272,645
India Hospitality Corp.*	23,500	149,225
KPC Holdings(1)	852	59,014
		1,208,897
Home Builders (0.5%)
Johor Land BHD(1)	19,000	7,850
Sekisui Chemical Co. Ltd.(1)	45,000	329,005
		336,855

	Shares	Value
Insurance (2.5%)
21st Century Holding Co.	30,475	$432,745
Financial Industries Corp.*	64,100	371,780
Jerneh Asia BHD(1)	514,000	248,485
Kurnia Asia BHD(1)	1,275,000	392,584
Panin Insurance Tbk PT*(1)	4,055,000	143,997
Panin Life Tbk PT*(1)	7,085,000	147,708
		1,737,299
Internet (3.2%)
CS Loxinfo PCL(1)	1,891,500	238,310
Earthlink Inc.*	27,100	214,632
Fandango Inc.*	18,000	380,117
Kintera Inc.*	257,456	463,421
NutriSystem Inc.*	6,960	326,354
Sify Ltd.- ADR*	69,800	593,300
		2,216,134
Iron/Steel (0.8%)
Tokyo Steel Manufacturing Co. Ltd.(1)	33,800	522,826

Leisure Time (0.8%)
California WOW Xperience PCL	136,262	24,350
HIS Co. Ltd.	28,500	535,935
		560,285
Machinery-Diversified (0.8%)
ATS Automation Tooling Systems Inc.*	76,020	530,417

Media (2.8%)
Gannett Co. Inc	11,400	498,180
Mondo TV SpA*	25,150	573,082
The New York Times Co.	24,600	486,096
Tribune Co.	400	10,928
Workpoint Entertainment	586,400	350,728
		1,919,014
Mining (2.0%)
Battle Mountain Gold Exploration Corp.*	61,900	34,540
Newmont Mining Corp.	15,300	684,369
Royal Gold Inc.	20,800	681,200
		1,400,109
Miscellaneous Manufacturers (1.3%)
AGFA-Gevaert NV(1)	34,100	655,568
Cycle Country Accessories Corp.*	146,624	237,531
		893,099
Oil Refining & Marketing (0.2%)
Neste Oil OYJ(1)	3,250	118,401

Oil&Gas (7.2%)
Aurora Oil & Gas Corp.*	272,600	392,544
Daylight Resources Trust	87,500	686,171
Fairborne Energy Trust	90,500	569,577
Freehold Royalty Trust	20,375	312,595
Gasco Energy Inc.*	190,300	352,055
Harvest Energy Trust	15,275	411,661
Norsk Hydro ASA - ADR	4,900	212,415
Paramount Energy Trust	105,200	857,761
Penn West Energy Trust	7,700	239,239
PrimeWest Energy Trust	13,900	$367,099
Transmeridian Exploration Inc.*	257,450	535,496
		4,936,613
Pharmaceuticals (1.2%)
Apex Healthcare BHD(1)	620,000	314,449
C&O Pharmaceutical Technology Holdings Ltd.(1)	248,000	83,206
Eu Yan Sang International Ltd.(1)	176,000	72,959
Natrol Inc.*	106,700	320,100
		790,714
Real Estate (2.7%)
Amanah Harta Tanah PNB 2(1)	325,600	49,688
Amanah Harta Tanah PNB(1)	39,300	10,378
AVJennings Homes Ltd.*(1)	161,888	182,179
Housevalues Inc.*	106,800	418,656
Northern European Properties Ltd.(1)	391,000	458,190
Risanamento SpA*(1)	44,500	337,229
Ticon Industrial(1)	277,200	160,143
UOL Group Ltd.(1)	75,000	261,684
		1,878,147
REITS (0.9%)
Al-Hadharah Boustead REIT(1)	96,000	35,459
MCO CR-REIT	15,680	134,493
MID Reit Inc.(1)	92	436,360
		606,312
Retail (4.3%)
Bijou Brigitte AG(1)	2,616	486,843
Borders Group Inc.	35,000	466,550
Doutor Coffee Co. Ltd.	8,100	147,032
Food Junction Holdings(1)	1,615,000	652,414
Haverty Furniture Cos. Inc.	48,500	425,345
J Front Retailing Co. Ltd.*	22,000	216,428
Kyoto Kimono Yuzen Co. Ltd.(1)	427	374,806
Multi Indocitra Tbk PT*(1)	1,810,000	180,691
		2,950,109
Software (2.1%)
Data Systems Consulting Co. Ltd.	119,681	159,710
IBA Healthcare Ltd.(1)	126,100	104,275
iSOFT Group PLC*(1)	326,700	456,201
Kingdee International Software Group Co. Ltd.(1)	40,000	31,413
Software Service Inc.	29,000	686,719
		1,438,318
Telecommunications (2.6%)
Chunghwa Telecom Co. - ADR	12,090	223,423
Chunghwa Telecom Co.(1)	88,000	164,336
Fastweb(1)	6,300	362,583
Longcheer Holdings Ltd.(1)	986,000	459,978
Motorola Inc.	22,700	420,631
Shin Corp Pub Co. Ltd.(1)	173,800	143,300
		1,774,251
Toys-Games-Hobbies (0.5%)
Action Products International*	227,193	320,342

Transportation (0.2%)
Sakai Moving Service Co. Ltd.	2,525	79,136
Singapore Post Ltd.(1)	107,000	87,653
		166,789

	Shares	Value
TOTAL COMMON STOCKS (Identified Cost $41,326,092)		$41,786,760

INVESTMENT COMPANIES (0.1%)
Closed-End Funds (0.1%)
Ticon Property Fund	232,600	73,292

TOTAL INVESTMENT COMPANIES (Identified Cost $60,928)		73,292

Interest Rate	Maturity Date	Principal Amount	Value
CONVERTIBLE BONDS (1.7%)
Semiconductors (0.2%)
ASM International NV(3)
4.250%	12/06/2011	$125,000	175,937

Foreign Convertible Bonds (1.5%)
Investment Companies (1.5%)
Pargesa Netherlands NV - CHF
1.750%	06/15/2014	1,200,000	1,012,022

TOTAL CONVERTIBLE BONDS (Identified Amortized Cost $1,104,983)			1,187,959

CORPORATE BONDS (2.6%)
Banks (0.1%)
Rabobank Nederland(6)
4.250%	11/12/2008	50,000	49,793

Diversified Financial Services (1.4%)
General Electric Capital Corp.
7.750%	06/09/2009	925,000	964,527

Foreign Corporate Bonds (1.1%)
Banks (1.0%)
Rabobank Nederland - GBP
4.625%	05/31/2012	30,000	58,656
Rabobank Nederland - CHF
4.250%	09/14/2012	710,000	641,241
			699,897
Diversified Financial Services (0.1%)
General Electric Capital Corp. - CHF
3.875%	05/07/2014	60,000	52,824

TOTAL CORPORATE BONDS (Identified Amortized Cost $1,748,227)			1,767,041

GOVERNMENT BONDS (9.1%)
Foreign Bonds & Notes (2.7%)
Deutschland Inflation Linked
1.500%	04/15/2016	87,751	118,768
Singapore Government Bonds
4.375%	01/15/2009	270,000	187,120
Singapore Government Bonds
3.750%	09/01/2016	960,000	699,049
Switzerland Government Bonds
3.500%	08/07/2010	205,000	181,573
Switzerland Government Bonds
4.000%	06/10/2011	575,000	517,515
Switzerland Government Bonds
2.250%	07/06/2020	195,000	153,220
			1,857,245
U.S. Treasury Bonds & Notes (6.4%)
U.S. Treasury Inflation Indexed Bonds
2.375%	01/15/2025	$696,188	$702,334
U.S. Treasury Inflation Indexed Bonds(5)
2.000%	01/15/2026	346,335	330,750
U.S. Treasury Inflation Indexed Notes
3.875%	01/15/2009	3,175,325	3,240,320
U.S. Treasury Inflation Indexed Notes(5)
1.625%	01/15/2015	125,452	120,025
			4,393,429
TOTAL GOVERNMENT BONDS (Identified Amortized Cost $6,109,044)			6,250,674

REVERSE CONVERTIBLE BONDS (0.7%)
Appliances (0.2%)
Barclays Bank PLC - Whirlpool Corp.
9.250%	04/25/2008	120,000	111,144

Applications Software (0.2%)
Barclays Bank PLC - Microsoft Inc.
8.000%	10/24/2007	160,000	159,376

Gold Mining (0.2%)
Barclays Bank PLC - Newmont Mining Corp.
10.000%	03/28/2008	120,000	119,256

Metal - Aluminum (0.1%)
Barclays Bank PLC - Alcoa Inc.
9.000%	10/31/2007	90,000	89,802

TOTAL REVERSE CONVERTIBLE BONDS (Identified Amortized Cost $486,059)			479,578

STRUCTURED CORPORATE BONDS (0.7%)
Non Inversion (0.7%)
American International Group Inc. 30-2yr CMS(4)
7.500%	03/23/2022	500,000	468,125

TOTAL STRUCTURED CORPORATE BONDS (Identified Amortized Cost $485,625)			468,125

	Shares	Value
PREFERRED STOCKS (0.6%)
REITS (0.0%)(7)
Innkeepers USA Trust	20	320

Schools (0.6%)
New Horizons Worldwide Inc.*(1)(2)	11,470	407,291

Software (0.0%)(7)
Interactive Voice, Data, and Fax Inc.*(1)(2)	13,450	24,076

TOTAL PREFERRED STOCKS (Identified Cost $434,313)		431,687

Exercise Price	Expiration Date	Contracts	Value
PURCHASED OPTIONS (1.2%)
Call Options (0.9%)
CBOE SPX Volatility*
$20.00	10/17/2007	985	135,438
CBOE SPX Volatility*
22.50	10/17/2007	770	65,450
CBOE SPX Volatility*
25.00	10/17/2007	1,630	85,575
CBOE SPX Volatility*
27.50	10/17/2007	1,530	57,375
CBOE SPX Volatility*
30.00	10/17/2007	2,125	47,812

Exercise Price	Expiration Date	Contracts	Value
CBOE SPX Volatility*
$20.00	11/21/2007	1,040	$223,600
			615,250
Put Options (0.3%)
BHP Billiton Ltd. - ADR*
60.00	11/17/2007	1,630	57,050
PHLX G/S Index*
150.00	11/17/2007	408	113,220
			170,270

TOTAL PURCHASED OPTIONS (Identified Cost $1,645,647)			785,520

Exercise Price	Expiration Date	Shares	Value
RIGHTS & WARRANTS (0.3%)
Holding Companies (0.1%)
India Hospitality Corp. Warrants*
$5.00	8/1/2010	547,000	89,300

Insurance (0.0%)(7)
Jerneh Asia Warrants*
1.60MYR	7/26/2012	48,900	7,893

Investment Companies (0.0%)(7)
Ticon Property Fund - Foreign Rights*
10.65THB	10/22/2007	58,150	247

Real Estate (0.1%)
Bakrieland Development Tbk PT Warrants*
250.00IDR	4/30/2010	2,100,000	67,742

Schools (0.1%)
New Horizons Worldwide Inc. Warrants*(1)(2)
$0.75	7/3/2012	71,111	62,824

Software (0.0%)(6)
Interactive Voice, Data, and Fax Inc. Warrants*(1)(2)
17.33	7/6/2008	5,604	2

Toys-Games-Hobbies (0.0%)(7)
Action Products International Warrants*(1)(2)
3.75	1/31/2010	425	39

TOTAL RIGHTS & WARRANTS (Identified Cost $43,543)			228,047

Interest Rate	Maturity Date	Shares/Principal Amount	Value
SHORT TERM INVESTMENTS (19.7%)
Investment Companies (14.6%)
Northern Institutional Fund - Diversified Asset Portfolio		10,032,281	10,032,281

U.S. Treasury Bills (5.1%)
U.S. Treasury Bill Discount Notes(5)
4.765%	12/13/2007	$3,550,000	3,516,047

TOTAL SHORT TERM INVESTMENTS (Identified Cost $13,548,328)			13,548,328

TOTAL INVESTMENTS (97.5%) (Identified Cost $66,992,789)			67,007,011

TOTAL OTHER ASSETS LESS LIABILITIES (2.5%)			1,707,537

TOTAL NET ASSETS (100.0%)			$68,714,548

	Shares	Value
SCHEDULE OF SECURITIES SOLD SHORT

Apple Computer Inc.	(1,800)	(276,372)
Baidu.com - ADR	(1,300)	(376,545)
Chicago Mercantile Exchange Holdings Inc.	(450)	(264,307)
Goldman Sachs Group Inc.	(1,050)	(227,577)
Hewlett-Packard Co.	(1,800)	(89,622)
Home Depot Inc.	(4,400)	(142,736)
iShares FTSE/Xinhua China 25 Index Fund	(4,000)	(719,440)
iShares MSCI Mexico Index Fund	(5,300)	$(309,361)
iShares MSCI United Kingdom Index Fund	(38,400)	(991,488)
Janus Capital Group Inc.	(8,700)	(246,036)
JC Penney Co. Inc.	(850)	(53,864)
Kohl’s Corp.	(1,050)	(60,197)
Lazard Ltd.	(1,500)	(63,600)
Piper Jaffray Cos.	(1,100)	(58,960)
RadioShack Corp.	(12,400)	(256,184)
The Sherwin-Williams Co.	(4,600)	(302,266)
TD Ameritrade Holding Corp.	(8,450)	(153,959)
Regional Bank Holders	(2,450)	(363,703)
Retail HOLDRs Trust	(4,800)	(480,768)
Templeton Russia and Eastern European Fund Inc.	(1,300)	(89,271)
Vanguard Emerging Markets ETF	(400)	(41,424)
TOTAL SECURITIES SOLD SHORT (Proceeds $5,099,564)		$(5,567,680)

SCHEDULE OF RESTRICTED AND ILLIQUID SECURITIES

Principal Amount/Shares	Acquisition Date	Market Value	Value as a% of Net Assets

Action Products International Warrants*(1)(2)
425	1/10/2006	$39	0.0	%(7)
Idaho Trust Bancorp*(1)(2)
18,000	8/30/2006	185,418	0.3%
Interactive Voice, Data, and Fax Inc.*(1)(2)
13,450	9/14/2006 - 1/05/2007	24,076	0.0	%(7)
Interactive Voice, Data, and Fax Inc. Warrants*(1)(2)
5,604	1/05/2007	2	0.0	%(7)
New Horizons Worldwide, Inc.*(1)(2)
11,470	7/03/2007	407,291	0.6%
New Horizons Worldwide, Inc. Warrants*(1)(2)
71,111	7/03/2007	62,824	0.1%
Tally-Ho Ventures*(3)
161,000	5/26/2006 - 7/11/2006	117,530	0.2%
		$797,180	1.2%

*	Non Income Producing Security

(1)	Fair valued security under procedures established by the Trust’s Board of Trustees. Total market value of fair valued securities as of September 30, 2007 is $21,555,368.

(2)	This security is considered illiquid by the investment adviser.

(3)

These securities are not registered, but may be resold only to “qualified institutional buyers” in transactions exempt from registration with accordance to Rule 144A under the Securities Act of 1933 and are technically considered “restricted securities”. This security is considered liquid by the investment adviser. The cost of the restricted security is $297,600.

(4)	Represents a variable or increasing rate security. Rate disclosed is as on September 30, 2007.

(5)	A portion of this security has been segregated to be used as collateral for securities sold short.

(6)	Represents a step bond. Rate disclosed is as of September 30, 2007.

(7)	Less than 0.05% of Total Net Assets.

ADR - American Depositary Receipt	|	REIT - Real Estate Investment Trust
PCL - Public Company Limited	|	NV - Naamloze Vennootschap
BHD - Berhad	|	CHF - Swiss Franc
SP - Singapore Exchange	|	GBP - Pound Sterling
CN - Canadian Exchange	|	CMS -Constant Maturity Swap Curve
PLC - Public Limited Company	|	LIBOR - London Interbank Offered Rate
PNB - Permodalan Nasional Berhad	|	ETF - Exchange Traded Funds
AG - Aktiengesellschaft	|	SA - Société Anonyme (French company designation)
(German: stock corporation)	|	PT - Perseroan Terbuka (Indonesia limited liability company)
SpA - Società per Azioni	|	MYR - Malaysian Ringgit
(Italian: Limited share company)	|	THB - Thai Baht
OYJ - Julkinen Osakeyhtiö	|	IDR - Indonesian Rupiah
(Finnish: public limited (traded) company)	|

See Notes to Financial Statements

UTOPIA FUNDS - CORE FUND
As of September 30, 2007	SCHEDULE OF INVESTMENTS

	Shares	Value
COMMON STOCKS (58.6%)
Advertising (0.2%)
Getty Images Inc.*	11,000	$306,240

Agriculture (0.3%)
China Green Holdings Ltd.(1)	84,000	90,580
Cresud SA - ADR	14,050	319,216
		409,796
Apparel (0.6%)
Ocean Sky International Ltd.	4,672,000	770,542

Auto Manufacturers (0.4%)
Showa Aircraft Industry Co. Ltd.(1)	45,000	520,267

Banks (3.0%)
Idaho Trust Bancorp*(1)(2)	46,500	478,997
Mitsubishi UFJ Financial Group Inc. - ADR	110,100	999,708
Mizuho Financial Group(1)	149	841,556
National Bancshares Inc.*	130,000	338,000
Nexity Financial Corp.*	5,110	42,413
The Shikoku Bank Ltd.(1)	158,000	612,436
Southern National Bancorp of Virginia Inc.*	3,218	40,090
The Tokushima Bank Ltd.(1)	56,000	391,852
		3,745,052
Beverages (0.2%)
Diedrich Coffee Inc.*	9,285	34,355
Ten Ren Tea Co. Ltd.	257,500	231,580
		265,935
Building Materials (1.3%)
Dynasty Ceramic PCL(1)	1,748,000	851,810
ENDO Lighting Corp.(1)	149,000	762,045
		1,613,855
Chemicals (2.3%)
Arkema - ADR*	15	913
Century Sunshine Ecological Technology Holdings Ltd.(1)	4,070,000	465,698
Chemical Co. of Malaysia BHD(1)	63,500	55,306
Korea Polyol Co Ltd.(1)	7,929	622,394
Meghmani Organics Ltd.(1)	3,217,000	811,884
Yip’s Chemical Holdings Ltd.(1)	1,263,800	830,118
		2,786,313
Commercial Services (0.3%)
H&R Block Inc.	19,600	415,128

Computers (0.8%)
Creative Technology Ltd.	22,700	93,070
Creative Technology Ltd. SP(1)	92,960	381,583
Lenovo Group Ltd.(1)	688,000	524,542
		999,195
Distribution-Wholesale (0.6%)
China Hong Kong Photo Products Holdings Ltd.(1)	6,122,000	709,863

Diversified Financial Services (1.6%)
Guoco Group Ltd.(1)	40,000	544,888
Mega Financial Holding Co. Ltd.(1)	880,000	554,051
Netbank Inc.*	346,299	23,548
SinoPac Financial Holdings Co.(1)	1,788,000	$834,385
		1,956,872
Electrical Components & Equipment (1.9%)
Enel SpA(1)	26,700	301,292
FINETEC Corp.(1)	41,200	870,517
Merix Corp.*	100,000	566,000
Viridis Clean Energy Group(1)	598,993	519,823
Xantrex Technology Inc. CN*	2,515	27,864
Xantrex Technology Inc.*	1,950	21,605
		2,307,101
Energy-Alternate Sources (0.6%)
US BioEnergy Corp.*	67,800	522,738
VeraSun Energy Corp.*	20,250	222,750
		745,488
Engineering & Construction (0.7%)
CH Karnchang PCL(1)	3,312,000	878,388

Entertainment (2.1%)
Avex Group Holdings Inc.(1)	57,400	746,905
Tally-Ho Ventures*	345,000	251,850
Tally-Ho Ventures*(3)	398,000	290,540
TMS Entertainment Ltd.(1)	262,000	793,295
Toei Co. Ltd.(1)	108,000	559,154
		2,641,744
Environmental Control (0.4%)
Sinomem Technology Ltd.*(1)	614,000	550,554

Food (2.7%)
Celestial Nutrifoods Ltd.(1)	893,000	857,713
China Milk Products Group Ltd.(1)	600,000	524,268
Fyffes PLC	455,000	590,412
Galaxy Nutritional Foods Inc.*	39,268	13,155
Petra Foods Ltd.(1)	456,000	494,340
Tofutti Brands Inc.*	97,579	287,858
Total Produce PLC*	576,000	550,300
		3,318,046
Healthcare Products (1.3%)
LMA International NV*(1)	1,553,000	595,064
Techno Medica Co. Ltd.(1)	456	1,062,665
		1,657,729
Holding Companies (1.8%)
Babcock & Brown Wind Partners(1)	485,000	777,928
Bousted Holdings BHD(1)	257,000	370,698
Grubb & Ellis Realty Advisors Inc.*	3,728	23,151
Hotung Investment Holdings Ltd.(1)	3,184,000	493,520
India Hospitality Corp.*	57,000	361,950
KPC Holdings(1)	2,277	157,717
		2,184,964
Home Builders (0.4%)
Johor Land BHD(1)	40,000	16,526
Sekisui Chemical Co. Ltd.(1)	64,000	467,918
		484,444

	Shares	Value
Insurance (3.0%)
21st Century Holding Co.	67,185	$954,027
Financial Industries Corp.*	136,200	789,960
Jerneh Asia BHD(1)	1,031,760	498,787
Kurnia Asia BHD(1)	2,516,000	774,699
Panin Insurance Tbk PT*(1)	9,300,000	330,253
Panin Life Tbk PT*(1)	15,190,000	316,681
		3,664,407
Internet (3.2%)
CS Loxinfo PCL(1)	4,702,500	592,467
Earthlink Inc.*	61,300	485,496
Fandango Inc.*	26,100	551,170
Kintera Inc.*	577,500	1,039,500
NutriSystem Inc.*	9,515	446,159
Sify Ltd.- ADR*	104,600	889,100
		4,003,892
Iron/Steel (0.6%)
Tokyo Steel Manufacturing Co. Ltd.(1)	49,600	767,224

Leisure Time (0.7%)
California WOW Xperience PCL	365,583	65,330
HIS Co. Ltd.	45,000	846,211
		911,541
Machinery-Diversified (0.8%)
ATS Automation Tooling Systems Inc.*	141,940	990,362

Media (2.2%)
Gannett Co. Inc	13,400	585,580
Mondo TV SpA*(1)	39,500	900,070
The New York Times Co.	33,800	667,888
Tribune Co.	700	19,124
Workpoint Entertainment	943,300	564,191
		2,736,853
Mining (1.9%)
Battle Mountain
Gold Exploration Corp.*	120,700	67,351
Newmont Mining Corp.	26,425	1,181,990
Royal Gold Inc.	35,700	1,169,175
		2,418,516
Miscellaneous Manufacturers (1.0%)
AGFA-Gevaert NV(1)	40,900	786,297
Cycle Country Accessories Corp.*	261,009	422,834
		1,209,131
Oil Refining & Marketing (0.2%)
Neste Oil OYJ(1)	7,900	287,806

Oil & Gas (7.1%)
Aurora Oil & Gas Corp.*	442,100	636,624
Daylight Resources Trust	163,200	1,279,807
Fairborne Energy Trust	140,000	881,114
Freehold Royalty Trust	52,425	804,308
Gasco Energy Inc.*	246,400	455,840
Harvest Energy Trust	28,375	764,706
Norsk Hydro ASA - ADR	8,800	381,480
Paramount Energy Trust	151,500	1,235,274
Penn West Energy Trust	14,200	441,194
PrimeWest Energy Trust	28,400	$750,044
Transmeridian Exploration Inc.*	549,083	1,142,093
		8,772,484
Pharmaceuticals (1.2%)
Apex Healthcare BHD(1)	748,000	379,367
C&O Pharmaceutical Technology Holdings Ltd.(1)	665,000	223,114
Eu Yan Sang International Ltd.(1)	331,000	137,213
Natrol Inc.*	255,200	765,600
		1,505,294
Real Estate (2.7%)
Amanah Harta Tanah PNB 2(1)	778,974	118,875
Amanah Harta Tanah PNB(1)	172,600	45,577
AVJennings Homes Ltd.*(1)	390,500	439,445
Housevalues Inc.*	172,600	676,592
Northern European Properties Ltd.(1)	598,000	700,761
Risanamento SpA*(1)	61,100	463,027
Ticon Industrial(1)	696,000	402,092
UOL Group Ltd.(1)	135,000	471,032
		3,317,401
REITS (0.9%)
Al-Hadharah Boustead REIT(1)	226,000	83,476
MCO CR-REIT	44,410	380,920
MID Reit Inc.(1)	132	626,082
		1,090,478
Retail (3.8%)
Bijou Brigitte AG(1)	3,837	714,074
Borders Group Inc.	48,100	641,173
Doutor Coffee Co. Ltd.	20,000	363,042
Food Junction Holdings(1)	2,105,000	850,360
Haverty Furniture Cos. Inc.	61,700	541,109
J Front Retailing Co. Ltd.*	47,000	462,369
Kyoto Kimono Yuzen Co. Ltd.(1)	900	789,990
Multi Indocitra Tbk PT*(1)	3,480,000	347,406
		4,709,523
Software (2.3%)
Data Systems Consulting Co. Ltd.	307,164	409,896
IBA Healthcare Ltd.(1)	308,575	255,167
iSOFT Group PLC*(1)	781,700	1,091,559
Kingdee International Software Group Co. Ltd.(1)	94,000	73,822
Software Service Inc.	41,300	977,983
		2,808,427
Telecommunications (2.5%)
Chunghwa Telecom Co. - ADR	17,800	328,944
Chunghwa Telecom Co.(1)	189,200	353,322
Fastweb(1)	9,130	525,457
Longcheer Holdings Ltd.(1)	1,950,000	909,694
Motorola Inc.	34,350	636,505
Shin Corp. PCL*(1)	405,000	333,928
		3,087,850
Toys-Games-Hobbies (0.6%)
Action Products International*	517,607	729,826

	Shares	Value
Transportation (0.4%)
Sakai Moving Service Co. Ltd.	6,600	$206,852
Singapore Post Ltd.(1)	368,000	301,460
		508,312
TOTAL COMMON STOCKS (Identified Cost $71,639,064)		72,786,843

INVESTMENT COMPANIES (0.2%)
Closed-End Funds (0.2%)
Ticon Property Fund	807,600	254,474

TOTAL INVESTMENT COMPANIES (Identified Cost $211,854)		254,474

Interest Rate	Maturity Date	Principal Amount	Value
CONVERTIBLE BONDS (1.2%)
Semiconductors (0.3%)
ASM International NV(3)
4.250%	12/06/2011	$230,000	323,725

Foreign Convertible Bonds (0.9%)
Investment Companies (0.9%)
Pargesa Netherlands NV - CHF
1.750%	06/15/2014	1,340,000	1,130,091

TOTAL CONVERTIBLE BONDS (Identified Amortized Cost $1,303,839)			1,453,816

CORPORATE BONDS (1.5%)
Banks (0.2%)
Rabobank Nederland(6)
4.250%	11/12/2008	170,000	169,297

Electrical Components & Equipment (0.1%)
Pacificorp, Series H
6.375%	05/15/2008	125,000	126,042

Foreign Corporate Bonds (1.2%)
Banks (1.1%)
Rabobank Nederland - GBP
4.625%	05/31/2012	102,000	199,431
Rabobank Nederland - CHF
4.250%	09/14/2012	1,240,000	1,119,914
			1,319,345
Diversified Financial Services (0.1%)
General Electric Capital Corp. - CHF
3.875%	05/07/2014	220,000	193,687

TOTAL CORPORATE BONDS (Identified Amortized Cost $1,755,202)			1,808,371

GOVERNMENT BONDS (18.5%)
Foreign Bonds & Notes (3.3%)
Deutschland Inflation Linked
1.500%	04/15/2016	268,416	363,290
Singapore Government Bonds
4.375%	01/15/2009	775,000	537,105
Singapore Government Bonds
3.750%	09/01/2016	930,000	677,203
Switzerland Government Bonds
3.500%	08/07/2010	590,000	522,575
Switzerland Government Bonds
4.000%	06/10/2011	1,725,000	$1,552,546
Switzerland Government Bonds
2.250%	07/06/2020	600,000	471,445
			4,124,164
U.S. Treasury Bonds & Notes (15.2%)
U.S. Treasury Bonds
13.250%	05/15/2014	2,445,000	2,790,738
U.S. Treasury Bonds
7.250%	08/15/2022	1,525,000	1,906,250
U.S. Treasury Inflation Indexed Bonds
2.375%	01/15/2025	7,072,384	7,134,819
U.S. Treasury Inflation Indexed Bonds
2.000%	01/15/2026	5,352,450	5,111,590
U.S. Treasury Inflation Indexed Notes(4)
1.625%	01/15/2015	2,050,873	1,962,145
			18,905,542
TOTAL GOVERNMENT BONDS (Identified Amortized Cost $22,203,815)			23,029,706

REVERSE CONVERTIBLE BONDS (1.7%)
Appliances (0.3%)
Barclays Bank PLC - Whirlpool Corp.
9.250%	04/25/2008	415,000	384,373

Applications Software (0.2%)
Barclays Bank PLC - Microsoft Inc.
8.000%	10/24/2007	285,000	283,889

Gold Mining (0.3%)
Barclays Bank PLC - Newmont Mining Corp.
10.000%	03/28/2008	365,000	362,737

Metal - Aluminum (0.3%)
Barclays Bank PLC - Alcoa Inc.
9.000%	10/31/2007	300,000	299,340

Oil & Gas Drilling (0.1%)
Barclays Bank PLC - Diamond Offshore Drilling
13.000%	10/26/2007	175,000	175,315

Oil Comp - Integrated (0.1%)
Barclays Bank PLC - Marathon Oil Corp.
9.500%	11/30/2007	165,000	164,719

Petroleum Refining (0.4%)
Barclays Bank PLC - ConocoPhillips
9.000%	02/27/2008	435,000	437,915

TOTAL REVERSE CONVERTIBLE BONDS (Identified Amortized Cost $2,124,955)			2,108,288

STRUCTURED CORPORATE BONDS (2.7%)
Consumer Price Index Linked (0.0%)(7)
Merrill Lynch & Co. Inc.(5)
4.040%	03/24/2009	45,000	43,745

Non-Inversion (2.5%)
BNP Paribas 30yr - 2yr CMS(5)
6.500%	04/28/2015	370,000	365,375
BNP Paribas 30yr - 2yr CMS(5)
8.375%	09/29/2021	522,000	523,305
Kreditanstalt fuer Wiederaufbau 30yr - 2yr CMS(5)
8.125%	11/16/2021	325,000	320,125
Lehman Brothers Holdings Inc. 30yr - 10yr CMS(5)
8.000%	10/29/2019	50,000	47,250
Lehman Brothers Holdings Inc. 30yr - 10yr CMS(5)
8.500%	01/10/2022	385,000	378,263

Interest Rate	Maturity Date	Principal Amount	Value
Lehman Brothers Holdings Inc. 30yr - 2yr CMS(5)
8.700%	02/15/2022	$420,000	$414,120
Rabobank Nederland 30yr - 2yr CMS(5)
6.820%	04/01/2019	420,000	384,300
Toyota Motor Credit Corp. 30yr - 10yr CMS(5)
8.000%	05/23/2022	500,000	466,250
Toyota Motor Credit Corp. 30yr - 2yr CMS(5)
7.500%	10/31/2016	250,000	236,562
			3,135,550
Range Accrual (0.2%)
BNP Paribas 3M Libor 0-7%(5)
7.000%	10/26/2021	236,000	230,100

TOTAL STRUCTURED CORPORATE BONDS (Identified Amortized Cost $3,449,470)			3,409,395

	Shares	Value
PREFERRED STOCKS (0.5%)
Oil & Gas (0.2%)
GMX Resources Inc.*	10,300	268,418
Schools (0.2%)
New Horizons Worldwide Inc.*(1)(2)	8,602	305,451
Software (0.1%)
Interactive Voice, Data, and Fax Inc.*(1)(2)	35,200	63,008

TOTAL PREFERRED STOCKS (Identified Cost $945,480)		636,877

Exercise	Expiration
Price	Date	Contracts	Value
PURCHASED OPTIONS (0.9%)
Call Options (0.7%)
CBOE SPX Volatility*
$20.00	10/17/2007	1,680	231,000
CBOE SPX Volatility*
22.50	10/17/2007	1,275	108,375
CBOE SPX Volatility*
25.00	10/17/2007	2,710	142,275
CBOE SPX Volatility *
27.50	10/17/2007	2,655	99,562
CBOE SPX Volatility*
30.00	10/17/2007	3,685	82,913
CBOE SPX Volatility*
20.00	11/21/2007	860	184,900
			849,025
Put Options (0.2%)
BHP Billiton Ltd. - ADR*
60.00	11/17/2007	2,031	71,085
PHLX G/S Index*
150.00	11/17/2007	508	140,970
			212,055
TOTAL PURCHASED OPTIONS (Identified Cost $2,405,906)			1,061,080

		Shares	Value
Rights & WARRANTS (0.4%)
Holding Companies (0.2%)
India Hospitality Corp. Warrants*
$5.00	8/1/2010	114,000	$216,600

Insurance (0.0%)(7)
Jerneh Asia Warrants*
1.60MYR	7/26/2012	146,760	23,688

Investment Companies (0.0%)(7)
Ticon Property Fund-Foreign Rights*
10.65THB	10/22/2007	201,900	857

Real Estate (0.1%)
Bakrieland Development Tbk PT Warrants*
250.00IDR	4/30/2010	4,935,000	159,194

Schools (0.1%)
New Horizons Worldwide Inc. Warrants*(1)(2)
$0.75	7/3/2012	53,333	47,118

Software (0.0%)(7)
Interactive Voice, Data, and Fax Inc. Warrants*(1)(2)
17.33	7/6/2008	14,666	4

Toys-Games-Hobbies (0.0%)(7)
Action Products International Warrants*(1)(2)
3.75	1/31/2010	320	30

TOTAL Rights & WARRANTS (Identified Cost $60,220)			447,491

Interest Rate	Maturity Date	Shares/Principal Amount	Value
SHORT TERM INVESTMENTS (11.2%)
Investment Companies (5.9%)
Northern Institutional Fund - Diversified Asset Portfolio		7,320,602	7,320,602

U.S. Treasury Bills (5.3%)
U.S. Treasury Bill Discount Note(4)
4.765%	12/13/2007	$6,600,000	6,536,867

TOTAL SHORT TERM INVESTMENTS (Identified Cost $13,857,469)			13,857,469

TOTAL INVESTMENTS (97.4%) (Identified Cost $119,957,274)			120,853,810

TOTAL OTHER ASSETS LESS LIABILITIES (2.6%)			3,268,914

TOTAL NET ASSETS (100.0%)			$124,122,724

SCHEDULE OF SECURITIES SOLD SHORT

	Shares	Value

Apple Computer Inc.	(4,200)	(644,868)
Baidu.com - ADR	(2,700)	(782,055)
Chicago Mercantile Exchange Holdings Inc.	(825)	(484,564)
China Life Insurance Co. Ltd. - ADR	(0)	(25)
Goldman Sachs Group Inc.	(2,000)	(433,480)
Hewlett-Packard Co.	(4,200)	(209,118)
Home Depot Inc.	(10,200)	(330,888)
Janus Capital Group Inc.	(15,600)	(441,168)
JC Penney Co. Inc.	(2,050)	(129,909)

	Shares	Value
Kohl’s Corp.	(2,300)	$(131,859)
Lazard Ltd.	(3,500)	(148,400)
Piper Jaffray Cos	(2,550)	(136,680)
RadioShack Corp.	(29,700)	(613,602)
The Sherwin-Williams Co.	(8,700)	(571,677)
TD Ameritrade Holding Corp.	(19,500)	(355,290)
iShares FTSE/Xinhua China 25 Index Fund	(7,000)	(1,259,020)
iShares MSCI Mexico Index Fund	(12,000)	(700,440)
iShares MSCI United Kingdom Index Fund	(46,900)	(1,210,958)
Regional Bank Holders	(5,300)	(786,785)
Retail HOLDRs Trust	(10,000)	(1,001,600)
Templeton Russia and Eastern European Fund Inc.	(3,300)	(226,611)
Vanguard Emerging Markets ETF	(1,000)	(103,560)
Total Securities Sold Short (Proceeds $9,880,072)		$(10,702,557)

SCHEDULE OF RESTRICTED AND ILLIQUID SECURITIES

Principal	Acquisition	Market	Value as a%
Amount/Shares	Dates	Value	of Net Assets

Action Products International Warrants*(1)(2)
320	1/10/2006	$30	0.0	%(7)
Idaho Trust Bancorp*(1)(2)
46,500	8/30/2006	478,997	0.4%
Interactive Voice, Data, and Fax Inc.*(1)(2)
35,200	9/14/2006 - 1/05/2007	63,008	0.1%
Interactive Voice, Data, and Fax Inc. Warrants*(1)(2)
14,666	1/05/2007	4	0.0	%(7)
New Horizons Worldwide, Inc.*(1)(2)
8,602	7/03/2007	305,451	0.3%
New Horizons Worldwide, Inc. Warrants*(1)(2)
53,333	7/03/2007	47,118	0.0	%(7)
Tally-Ho Ventures*(3)
398,000	5/26/2006 - 7/11/2006	290,540	0.2%
		$1,185,148	1.0%

*	Non Income Producing Security

(1)	Fair valued security under procedures established by the Trust’s Board of Trustees. Total market value of fair valued securities as of September 30, 2007 is $38,228,735.

(2)	This security is considered illiquid by the investment adviser.

(3)

These securities are not registered, but may be resold only to “qualified institutional buyers” in transactions exempt from registration in accordance with Rule 144A under the Securities Act of 1933 and are technically considered “restricted securities”. This security is considered liquid by the investment adviser. The cost of the security is $710,800.

(4)	A portion of this security has been segregated to be used as collateral for securities sold short.

(5)	Represents a variable or increasing rate security. Rate disclosed is as on September 30, 2007.

(6)	Represents a step bond. Rate disclosed is as of September 30, 2007.

(7)	Less than 0.05% of Total Net Assets.

ADR - American Depositary Receipt	|	REIT - Real Estate Investment Trust
PCL - Public Company Limited	|	NV - Naamloze Vennootschap
BHD - Berhad	|	CHF - Swiss Franc
SP - Singapore Exchange	|	GBP - Pound Sterling
CN - Canadian Exchange	|	CMS -Constant Maturity Swap Curve
PLC - Public Limited Company	|	LIBOR - London Interbank Offered Rate
PNB - Permodalan Nasional Berhad	|	ETF - Exchange Traded Funds
AG - Aktiengesellschaft (German: stock corporation)	|	SA - Société Anonyme (French company designation)
SpA - Società per Azioni (Italian: Limited share company)	|	PT - Perseroan Terbuka (Indonesia limited liability company)
OYJ - Julkinen Osakeyhtiö (Finnish: public limited (traded) company)	|	MYR - Malaysian Ringgit
	|	THB - Thai Baht
	|	IDR - Indonesian Rupiah

See Notes to Financial Statements

UTOPIA FUNDS - CORE CONSERVATIVE FUND SCHEDULE OF INVESTMENTS	As of September 30, 2007

	Shares	Value
COMMON STOCKS (44.9%)
Advertising (0.2%)
Getty Images Inc.*	6,700	$186,528

Agriculture (0.3%)
China Green Holdings Ltd.(1)	51,000	54,995
Cresud SA - ADR	8,450	191,984
		246,979
Apparel (0.4%)
Ocean Sky International Ltd.	2,111,000	348,162
Auto Manufacturers (0.3%)
Showa Aircraft Industry Co. Ltd.(1)	25,000	289,037
Banks (2.4%)
Idaho Trust Bancorp*(1)(2)	28,500	293,577
Mitsubishi UFJ Financial Group Inc. - ADR	64,150	582,482
Mizuho Financial Group(1)	79	446,194
National Bancshares Inc.*	64,000	166,400
Nexity Financial Corp.*	3,200	26,560
The Shikoku Bank Ltd.(1)	98,000	379,866
Southern National Bancorp of Virginia Inc.*	1,788	22,272
The Tokushima Bank Ltd.(1)	33,000	230,913
		2,148,264
Beverages (0.2%)
Diedrich Coffee Inc.*	2,850	10,545
Ten Ren Tea Co Ltd.	148,320	133,390
		143,935
Building Materials (1.2%)
Dynasty Ceramic PCL(1)	1,160,500	565,518
ENDO Lighting Corp.(1)	100,100	511,951
		1,077,469
Chemicals (1.9%)
Arkema - ADR*	12	730
Century Sunshine Ecological Technology Holdings Ltd.(1)	2,450,000	280,334
Chemical Co. of Malaysia BHD(1)	41,500	36,145
Korea Polyol Co. Ltd.(1)	4,204	329,997
Meghmani Organics Ltd.(1)	1,888,000	476,480
Yip’s Chemical Holdings Ltd.(1)	982,600	645,414
		1,769,100
Commercial Services (0.0%)(5)
H&R Block Inc.	1,900	40,242
Computers (0.6%)
Creative Technology Ltd.	14,400	59,040
Creative Technology Ltd. SP(1)	58,000	238,079
Lenovo Group Ltd.(1)	368,000	280,569
		577,688
Distribution-Wholesale (0.5%)
China Hong Kong Photo Products Holdings Ltd.(1)	3,986,000	462,188
Diversified Financial Services (1.3%)
Guoco Group Ltd.(1)	20,000	$272,444
Mega Financial Holding Co. Ltd.(1)	588,000	370,207
Netbank Inc.*	163,300	11,104
SinoPac Financial Holdings Co.(1)	1,100,000	513,324
		1,167,079
Electrical Components & Equipment (1.4%)
Enel SpA(1)	17,800	200,862
FINETEC Corp.(1)	22,700	479,629
Merix Corp.*	46,000	260,360
Viridis Clean Energy Group(1)	389,300	337,846
Xantrex Technology Inc. CN*	1,715	19,001
Xantrex Technology Inc.*	1,050	11,633
		1,309,331
Energy-Alternate Sources (0.5%)
US BioEnergy Corp.*	44,300	341,553
VeraSun Energy Corp.*	10,900	119,900
		461,453
Engineering & Construction (0.6%)
CH. Karnchang PCL(1)	1,892,600	501,944
Entertainment (1.9%)
Avex Group Holdings Inc.(1)	40,300	524,395
Tally-Ho Ventures*	160,500	117,165
Tally-Ho Ventures*(3)	195,500	142,715
TMS Entertainment Ltd.(1)	196,600	595,274
Toei Co. Ltd.(1)	73,000	377,947
		1,757,496
Environmental Control (0.3%)
Sinomem Technology Ltd.*(1)	304,000	272,587
Food (2.1%)
Celestial Nutrifoods Ltd.(1)	493,000	473,519
China Milk Products Group Ltd.(1)	380,000	332,037
Fyffes PLC	255,000	330,890
Galaxy Nutritional Foods Inc.*	31,314	10,490
Petra Foods Ltd.(1)	283,000	306,795
Tofutti Brands Inc.*	51,675	152,441
Total Produce PLC*	291,000	278,016
		1,884,188
Healthcare Products (1.2%)
LMA International NV*(1)	910,000	348,686
Techno Medica Co. Ltd.(1)	314	731,747
		1,080,433
Holding Companies (1.5%)
Babcock & Brown Wind Partners(1)	308,000	494,024
Bousted Holdings Berhad(1)	146,000	210,591
Grubb & Ellis Realty Advisors Inc.*	3,202	19,885
Hotung Investment Holdings Ltd.(1)	1,976,000	306,280
India Hospitality Corp.*	31,000	196,850
KPC Holdings(1)	1,482	102,651
		1,330,281

	Shares	Value
Home Builders (0.3%)
Johor Land BHD(1)	19,000	$7,850
Sekisui Chemical Co. Ltd.(1)	40,000	292,449
		300,299
Insurance (2.0%)
21st Century Holding Co.	21,800	309,560
Financial Industries Corp.*	76,100	441,380
Jerneh Asia BHD(1)	576,800	278,845
Kurnia Asia BHD(1)	1,192,000	367,028
Panin Insurance Tbk PT(1)	5,502,500	195,399
Panin Life Tbk PT(1)	9,050,000	188,674
		1,780,886
Internet (1.5%)
CS Loxinfo PCL(1)	1,206,200	151,969
Earthlink Inc.*	29,300	232,056
Fandango Inc.*	17,300	365,335
Kintera Inc.*	218,200	392,760
NutriSystem Inc.*	5,460	256,019
		1,398,139
Iron/Steel (0.6%)
Tokyo Steel Manufacturing Co. Ltd.(1)	34,100	527,466
Leisure Time (0.6%)
California WOW Xperience PCL	209,084	37,364
HIS Co. Ltd.	29,100	547,216
		584,580
Machinery-Diversified (0.8%)
ATS Automation Tooling Systems Inc.*	104,340	728,015
Media (1.8%)
Gannett Co. Inc.	7,300	319,010
Mondo TV SpA*(1)	26,000	592,451
The New York Times Co.	18,800	371,488
Tribune Co.	400	10,928
Workpoint Entertainment	612,700	366,458
		1,660,335
Mining (2.0%)
Battle Mountain Gold Exploration Corp.*	66,100	36,884
Newmont Mining Corp.	18,550	829,741
Royal Gold Inc.	30,100	985,775
		1,852,400
Miscellaneous Manufacturers (0.5%)
AGFA-Gevaert NV(1)	11,700	224,931
Cycle Country Accessories Corp.*	145,375	235,507
		460,438
Oil Refining & Marketing (0.1%)
Neste Oil OYJ(1)	2,110	76,870
Oil & Gas (4.9%)
Aurora Oil & Gas Corp.*	304,600	438,624
Daylight Resources Trust	73,850	579,128
Fairborne Energy Trust	85,300	536,850
Freehold Royalty Trust	34,100	523,165
Gasco Energy Inc.*	98,100	181,485
Harvest Energy Trust	9,275	$249,961
Norsk Hydro ASA - ADR	3,600	156,060
Paramount Energy Trust	72,200	588,692
Penn West Energy Trust	7,400	229,918
PrimeWest Energy Trust	15,100	398,791
Transmeridian Exploration Inc.*	258,900	538,512
		4,421,186
Pharmaceuticals (0.9%)
Apex Healthcare BHD(1)	450,000	228,229
C&O Pharmaceutical Technology Holdings Ltd.(1)	373,000	125,145
Eu Yan Sang International Ltd.(1)	198,000	82,079
Natrol Inc.*	130,650	391,950
		827,403
Real Estate (2.1%)
Amanah Harta Tanah PNB 2(1)	529,626	80,823
Amanah Harta Tanah PNB(1)	106,600	28,149
AVJennings Homes Ltd.*(1)	205,900	231,707
Housevalues Inc.*	71,500	280,280
Northern European Properties Ltd.(1)	375,000	439,440
Risanamento SpA *(1)	38,700	293,276
Ticon Industrial(1)	387,000	223,577
UOL Group Ltd.(1)	84,000	293,087
		1,870,339
REITS (0.7%)
Al-Hadharah Boustead REIT(1)	132,000	48,756
MCO CR-REIT	22,350	191,704
MID Reit Inc.(1)	89	422,131
		662,591
Retail (3.1%)
Bijou Brigitte AG(1)	2,647	492,612
Borders Group Inc.	25,300	337,249
Doutor Coffee Co. Ltd.	10,500	190,597
Food Junction Holdings(1)	1,165,000	470,627
Haverty Furniture Cos Inc.	37,200	326,244
J Front Retailing Co. Ltd.*	23,000	226,266
Kyoto Kimono Yuzen Co. Ltd.(1)	639	560,893
Multi Indocitra Tbk PT*(1)	1,950,000	194,668
		2,799,156
Software (1.5%)
Data Systems Consulting Co. Ltd.	176,469	235,490
IBA Healthcare Ltd.(1)	178,000	147,192
iSOFT Group PLC*(1)	243,000	339,323
Kingdee International Software Group Co. Ltd.(1)	50,000	39,267
Software Service Inc.	25,300	599,104
		1,360,376
Telecommunications (2.0%)
Chunghwa Telecom Co. - ADR	12,720	235,066
Chunghwa Telecom Co.(1)	118,800	221,853
Fastweb(1)	5,850	336,684
Longcheer Holdings Ltd.(1)	1,149,000	536,020
Motorola Inc.	16,800	311,304
Shin Corp. PCL*(1)	197,700	163,006
		1,803,933

		Shares	Value
Toys-Games-Hobbies (0.4%)
Action Products International*		258,474	$364,448

Transportation (0.3%)
Sakai Moving Service Co. Ltd.		4,225	132,416
Singapore Post Ltd. (1)		204,000	167,114
			299,530
TOTAL COMMON STOCKS (Identified Cost $40,456,051)			40,832,774

INVESTMENT COMPANIES (0.1%)
Closed-End Funds (0.1%)
Ticon Property Fund		413,500	130,293

TOTAL INVESTMENT COMPANIES (Identified Cost $108,355)			130,293

Interest	Maturity	Principal
Rate	Date	Amount	Value
CONVERTIBLE BONDS (1.3%)
Semiconductors (0.3%)
ASM International NV(3)
4.250%	12/06/2011	165,000	232,238

Foreign Convertible Bonds (1.0%)
Investment Companies (1.0%)
Pargesa Netherlands NV - CHF
1.750%	06/15/2014	1,110,000	936,120

TOTAL CONVERTIBLE BONDS (Identified Amortized Cost $1,054,524)			1,168,358

CORPORATE BONDS (2.0%)
Banks (0.1%)
Rabobank Nederland(6)
4.250%	11/12/2008	130,000	129,463
Electrical Components & Equipment (0.1%)
Pacificorp, Series H
6.375%	05/15/2008	100,000	100,834
Machinery-Diversified (0.4%)
The Manitowoc Co. Inc.
7.125%	11/01/2013	340,000	338,300
Foreign Corporate Bonds (1.4%)
Banks (1.2%)
Rabobank Nederland - GBP
4.625%	05/31/2012	98,000	191,610
Rabobank Nederland - CHF
4.250%	09/14/2012	1,000,000	903,156
			1,094,766
Diversified Financial Services (0.2%)
General Electric Capital Corp. - CHF
3.875%	05/07/2014	210,000	184,883

TOTAL CORPORATE BONDS (Identified Amortized Cost $1,804,879)			1,848,246

GOVERNMENT BONDS (32.5%)
Foreign Bonds & Notes (3.7%)
Deutschland Inflation Linked
1.500%	04/15/2016	190,989	258,494
Norway Government Bonds
5.000%	05/15/2015	$640,000	$119,494
Singapore Government Bonds
4.375%	01/15/2009	585,000	405,428
Singapore Government Bonds
3.750%	09/01/2016	700,000	509,723
Switzerland Government Bonds
3.500%	08/07/2010	445,000	394,145
Switzerland Government Bonds
4.000%	06/10/2011	1,300,000	1,170,035
Switzerland Government Bonds
2.250%	07/06/2020	675,000	530,376
			3,387,695
U.S. Treasury Bonds & Notes (28.8%)
U.S. Treasury Bonds
7.250%	08/15/2022	1,180,000	1,475,000
U.S. Treasury Inflation Indexed Bonds
2.375%	04/15/2011	2,621,325	2,638,322
U.S. Treasury Inflation Indexed Bonds
2.375%	01/15/2025	5,304,288	5,351,114
U.S. Treasury Inflation Indexed Bonds
2.000%	01/15/2026	4,040,575	3,858,749
U.S. Treasury Inflation Indexed Notes
3.625%	01/15/2008	2,552,913	2,549,762
U.S. Treasury Inflation Indexed Notes
3.875%	01/15/2009	4,762,988	4,860,481
U.S. Treasury Inflation Indexed Notes
0.875%	04/15/2010	3,545,984	3,428,247
U.S. Treasury Inflation Indexed Notes(4)
1.625%	01/15/2015	2,127,236	2,035,204
			26,196,879
TOTAL GOVERNMENT BONDS (Identifed Amortized Cost $28,627,442)			29,584,574

REVERSE CONVERTIBLE BONDS (2.8%)
Appliances (0.3%)
Barclays Bank PLC - Whirlpool Corp.
9.250%	04/25/2008	330,000	305,646
Applications Software (0.3%)
Barclays Bank PLC - Microsoft Inc.
8.000%	10/24/2007	245,000	244,044
Gold Mining (0.6%)
Barclays Bank PLC - Newmont Mining Corp.
10.000%	03/28/2008	285,000	283,233
Credit Suisse USA Inc. - Harmony Gold Mining
11.500%	03/20/2008	324,000	277,603
			560,836
Metal - Aluminum (0.2%)
Barclays Bank PLC - Alcoa Inc.
9.000%	10/31/2007	225,000	224,505
Oil & Gas Drilling (0.2%)
Barclays Bank PLC - Diamond Offshore Drilling
13.000%	10/26/2007	175,000	175,315
Oil Comp - Integrated (0.2%)
Barclays Bank PLC - Marathon Oil Corp.
9.500%	11/30/2007	150,000	149,745
Petroleum Refining (0.6%)
Barclays Bank PLC - ConocoPhillip
9.000%	02/27/2008	290,000	291,943
Barclays Bank PLC - Valero Energy CP
10.000%	10/12/2007	280,000	280,364
			572,307

Interest	Maturity	Principal
Rate	Date	Amount	Value

Telecommunications (0.4%)
Barclays Bank PLC - Motorola Inc.
9.700%	11/28/2007	330,000	$328,614

TOTAL REVERSE CONVERTIBLE BONDS (Identified Amortized Cost $2,603,379)			2,561,012

STRUCTURED CORPORATE BONDS (3.5%)
Consumer Price Index Linked (0.1%)
Merrill Lynch & Co. Inc.(5)
4.040%	03/24/2009	43,000	41,801
Non-Inversion (3.2%)
BNP Paribas 30yr - 2yr CMS(5)
6.500%	04/28/2015	350,000	345,625
BNP Paribas 30yr - 2yr CMS(5)
8.375%	09/29/2021	375,000	375,938
Kreditanstalt fuer Wiederaufbau 30yr - 2yr CMS(5)
8.125%	11/16/2021	235,000	231,475
Lehman Brothers Holdings Inc. 30yr - 10yr CMS (5)
8.000%	10/29/2019	90,000	85,050
Lehman Brothers Holdings Inc. 30yr - 2yr CMS(5)
7.000%	09/29/2021	730,000	715,400
Lehman Brothers Holdings Inc. 30yr - 2yr CMS(5)
8.500%	01/10/2022	260,000	255,450
Rabobank Nederland 30yr - 2yr CMS(5)
6.820%	04/01/2019	400,000	366,000
Toyota Motor Credit Corp. 30yr - 10yr CMS(5)
8.000%	05/23/2022	385,000	359,012
Toyota Motor Credit Corp. 30yr - 2yr CMS(5)
7.500%	10/31/2016	200,000	189,250
			2,547,262
Range Accrual (0.2%)
BNP Paribas 3M Libor 0-7%(5)
7.000%	10/26/2021	225,000	219,375

TOTAL STRUCTURED CORPORATE BONDS (Identified Amortized Cost $3,195,855)			3,184,376

		Shares	Value
PREFERRED STOCKS (1.2%)
Insurance (0.8%)
Converium Finance SA*		27,200	678,368
Oil&Gas (0.2%)
GMX Resources Inc.*		8,100	211,086
Schools (0.2%)
New Horizons Worldwide Inc.*(1)		5,735	203,646
Software (0.0%)(7)
Interactive Voice, Data, and Fax Inc.*(1)(2)		16,600	29,714

TOTAL PREFERRED STOCKS (Identified Cost $1,253,286)			1,122,814

Exercise	Expiration
Price	Date	Contracts	Value
PURCHASED OPTIONS (0.6%)
CBOE SPX Volatility*
$20.00	10/17/2007	645	88,688
CBOE SPX Volatility*
22.50	10/17/2007	525	44,625
CBOE SPX Volatility*
25.00	10/17/2007	1,490	78,225
CBOE SPX Volatility*
27.50	10/17/2007	1,490	55,875
CBOE SPX Volatility*
30.00	10/17/2007	2,070	$46,575
CBOE SPX Volatility*
20.00	11/21/2007	1,070	230,050

TOTAL PURCHASED OPTIONS (Identified Cost $1,192,865)			544,038

		Shares	Value
Rights & WARRANTS (0.3%)
Holding Companies (0.1%)
India Hospitality Corp. Warrants*
$5.00	8/1/2010	62,000	117,800
Insurance (0.0%)(7)
Jerneh Asia Warrants*
1.60MYR	7/26/2012	17,100	2,760
Investment Companies (0.0%)(7)
Ticon Property Fund-Foreign Rights*
10.65THB	10/22/2007	103,375	439
Real Estate (0.1%)
Bakrieland Development Tbk PT*
250.00IDR	4/30/2010	2,583,000	83,323
Schools (0.1%)
New Horizons Worldwide Inc.*(1)(2)
$0.75	7/3/2012	35,556	31,412
Software (0.0%)(7)
Interactive Voice, Data, and Fax Inc. Warrants*(1)(2)
17.33	7/6/2008	6,917	2
Toys-Games-Hobbies (0.0%)(7)
Action Products International Warrants*(1)(2)
3.75	1/31/2010	215	20

TOTAL RIGHTS & WARRANTS (Identified Cost $35,247)			235,756

Interest	Maturity	Shares/Principal
Rate	Date	Amount	Value
SHORT TERM INVESTMENTS (10.3%)
Investment Companies (6.1%)
Northern Institutional Fund - Diversified Asset Portfolio
		5,508,420	5,508,420
U.S. Treasury Bills (4.20%)
U.S. Treasury Bill Discount Notes(4)
4.765%	12/13/2007	3,850,000	3,813,118

TOTAL SHORT TERM INVESTMENTS (Identified Cost $9,321,538)			9,321,538

TOTAL INVESTMENTS (99.5%) (Identified Cost $89,653,421)			90,533,779

TOTAL OTHER ASSETS LESS LIABILITIES (0.5%)			415,818

TOTAL NET ASSETS (100.0%)			$90,949,597

		Shares	Value
SCHEDULE OF SECURITIES SOLD SHORT
Chicago Mercantile
Exchange Holdings Inc.		(350)	(205,572)
Goldman Sachs Group Inc.		(350)	(75,859)

	Shares	Value

Hewlett-Packard Co.	(1,900)	$(94,601)
Home Depot Inc.	(5,700)	(184,908)
iShares FTSE/Xinhua China 25 Index Fund	(3,600)	(647,496)
iShares MSCI United Kingdom Index Fund	(28,200)	(728,124)
Janus Capital Group Inc.	(9,600)	(271,488)
JC Penney Co. Inc.	(900)	(57,033)
Kohl’s Corp.	(1,050)	(60,197)
Lazard Ltd.	(1,600)	(67,840)
Piper Jaffray Cos	(1,150)	(61,640)
RadioShack Corp.	(11,400)	(235,524)
TD Ameritrade Holding Corp.	(10,900)	(198,598)
Regional Bank Holders	(7,250)	(1,076,262)
Retail HOLDRs Trust	(7,100)	(711,136)
Templeton Russia and Eastern European Fund Inc.	(1,750)	(120,173)
Vanguard Emerging Markets ETF	(500)	(51,780)

TOTAL SECURITIES SOLD SHORT (Proceeds $4,739,499)		$(4,848,231)

SCHEDULE OF RESTRICTED AND ILLIQUID SECURITIES

Principal	Acquisition	Market	Value as a%
Amount/Shares	Date	Value	of Net Assets
Action Products International Warrants*(1)(2)
215	1/10/2006	$20	0.0	%(7)
Idaho Trust Bancorp*(1)(2)
28,500	08/30/2006	293,579	0.3%
Interactive Voice, Data, and Fax Inc.*(1)(2)
16,600	9/14/2006 - 1/05/2007	29,714	0.0	%(7)
Interactive Voice, Data, and Fax Inc. Warrants*(1)(2)
6,917	01/05/2007	2	0.0	%(7)
New Horizons Worldwide, Inc.*(1)(2)
5,735	7/03/2007	203,646	0.2%
New Horizons Worldwide, Inc. Warrants*(1)(2)
35,556	7/03/2007	31,412	0.1%
Tally-Ho Ventures*(3)
195,500	5/26/2006 - 7/11/2006	142,715	0.2%
		$701,088	0.8%

*	Non Income Producing Security

(1)	Fair valued security under procedures established by the Trust’s Board of Trustees. Total market value of fair valued securities as of September 30, 2007 is $22,608,432.

(2)	This security is considered illiquid by the investment adviser.

(3)

These securities are not registered, but may be resold only to “qualified institutional buyers” in transactions exempt from registration with accordance to Rule 144A under the Securities Act of 1933 and are technically considered “restricted securities”. This security is considered liquid by the investment adviser. The cost of the security is $376,800.

(4)	A portion of this security has been segregated to be used as collateral for securities sold short.

(5)	Represents a variable or increasing rate security. Rate disclosed is as on September 30, 2007.

(6)	Represents a step bond. Rate disclosed is as of September 30, 2007.

(7)	Less than 0.05% of Total Net Assets.

ADR - American Depositary Receipt	|	REIT - Real Estate Investment Trust
PCL - Public Company Limited	|	NV - Naamloze Vennootschap
BHD - Berhad	|	CHF - Swiss Franc
SP - Singapore Exchange	|	GBP - Pound Sterling
CN - Canadian Exchange	|	CMS -Constant Maturity Swap Curve
PLC - Public Limited Company	|	LIBOR - London Interbank Offered Rate
PNB - Permodalan Nasional Berhad	|	ETF - Exchange Traded Funds
AG - Aktiengesellschaft	|	SA - Société Anonyme
(German: stock corporation)	|	(French company designation)
SpA - Società per Azioni	|	PT - Perseroan Terbuka
(Italian: Limited share company)	|	(Indonesia limited liability company)
OYJ - Julkinen Osakeyhtiö	|	MYR - Malaysian Ringgit
(Finnish: public limited	|	THB - Thai Baht
(traded) company)	|	IDR - Indonesian Rupiah

See Notes to Financial Statements

UTOPIA FUNDS - YIELD INCOME FUND
As of September 30, 2007	SCHEDULE OF INVESTMENTS

	Shares	Value
COMMON STOCKS (33.1%)
Advertising (0.2%)
Getty Images Inc.*	2,300	$64,032

Agriculture (0.2%)
China Green Holdings Ltd.	15,000	16,175
Cresud SA - ADR	2,175	49,416
		65,591
Apparel (0.3%)
Ocean Sky International Ltd.	802,000	132,272

Auto Manufacturers (0.2%)
Showa Aircraft Industry Co. Ltd.	8,000	92,492

Banks (1.8%)
Idaho Trust Bancorp*(1)(2)	9,500	97,859
Mitsubishi UFJ Financial Group Inc. - ADR	23,800	216,104
Mizuho Financial Group(1)	32	180,737
National Bancshares Inc.*	17,000	44,200
Nexity Financial Corp.*	700	5,810
The Shikoku Bank Ltd.(1)	33,000	127,914
Southern National Bancorp of Virginia Inc.*	440	5,482
The Tokushima Bank Ltd.(1)	10,000	69,974
		748,080
Beverages (0.1%)
Diedrich Coffee Inc.*	1,012	3,744
Ten Ren Tea Co. Ltd.	38,110	34,274
		38,018
Building Materials (0.9%)
Dynasty Ceramic PCL(1)	394,000	191,998
ENDO Lighting Corp.(1)	37,300	190,767
		382,765
Chemicals (1.4%)
Arkema - ADR*	7	426
Century Sunshine Ecological Technology Holdings Ltd.(1)	735,000	84,100
Chemical Co. of Malaysia BHD(1)	15,300	13,326
Korea Polyol Co. Ltd.(1)	1,228	96,393
Meghmani Organics Ltd.(1)	551,000	139,057
Yip’s Chemical Holdings Ltd.(1)	371,400	243,952
		577,254
Commercial Services (0.0%)(5)
H&R Block Inc.	500	10,590

Computers (0.4%)
Creative Technology Ltd.	4,055	16,625
Creative Technology Ltd. SP(1)	15,000	61,572
Lenovo Group Ltd.(1)	98,000	74,717
		152,914
Distribution-Wholesale (0.4%)
China Hong Kong Photo Products Holdings Ltd.(1)	1,254,000	145,405

Diversified Financial Services (0.8%)
Guoco Group Ltd.(1)	5,000	68,111
Mega Financial Holding Co. Ltd.(1)	180,000	113,329
Netbank Inc.*	65,400	$4,447
SinoPac Financial Holdings Co.(1)	325,000	151,664
		337,551
Electrical Components & Equipment (1.0%)
Enel SpA(1)	5,500	62,064
FINETEC Corp.(1)	7,000	147,903
Merix Corp.*	14,000	79,240
Viridis Clean Energy Group(1)	138,100	119,847
Xantrex Technology Inc. CN*	285	3,158
Xantrex Technology Inc.*	300	3,324
		415,536
Energy-Alternate Sources (0.4%)
US BioEnergy Corp.*	14,100	108,711
VeraSun Energy Corp.*	2,950	32,450
		141,161
Engineering & Construction (0.4%)
CH. Karnchang PCL(1)	600,000	159,128

Entertainment (1.5%)
Avex Group Holdings Inc.(1)	14,400	187,377
Tally-Ho Ventures*	53,000	38,690
Tally-Ho Ventures*(3)	58,000	42,340
TMS Entertainment Ltd.(1)	75,000	227,088
Toei Co. Ltd.(1)	24,000	124,257
		619,752
Environmental Control (0.2%)
Sinomem Technology Ltd.(1)	106,000	95,047

Food (1.4%)
Celestial Nutrifoods Ltd.(1)	151,000	145,033
China Milk Products Group Ltd.(1)	110,000	96,116
Fyffes PLC	88,000	114,190
Galaxy Nutritional Foods Inc.*	4,000	1,340
Petra Foods Ltd.(1)	77,000	83,474
Tofutti Brands Inc.*	17,139	50,560
Total Produce PLC*	81,000	77,386
		568,099
Healthcare Products (0.9%)
LMA International NV*(1)	278,000	106,521
Techno Medica Co. Ltd.(1)	106	247,023
		353,544
Holding Companies (1.2%)
Babcock & Brown Wind Partners(1)	132,000	211,725
Bousted Holdings BHD(1)	45,000	64,908
Grubb & Ellis Realty Advisors Inc.*	1,225	7,607
Hotung Investment Holdings Ltd.(1)	538,000	83,390
India Hospitality Corp.*	12,500	79,375
KPC Holdings Corp.(1)	465	32,209
		479,214
Home Builders (0.2%)
Johor Land BHD(1)	9,000	3,718
Sekisui Chemical Co. Ltd.(1)	11,000	80,424
		84,142

	Shares	Value
Insurance (1.5%)
21st Century Holding Co.	6,500	$92,300
Financial Industries Corp.*	32,500	188,500
Jerneh Asia BHD(1)	200,560	96,958
Kurnia Asia BHD(1)	365,000	112,387
Panin Insurance Tbk PT(1)	1,966,500	69,832
Panin Life Tbk PT(1)	3,175,000	66,192
		626,169
Internet (1.1%)
CS Loxinfo PCL(1)	408,000	51,404
Earthlink Inc.*	8,900	70,488
Fandango Inc.*	5,300	111,924
Kintera Inc.*	74,600	134,280
NutriSystem Inc.*	1,660	77,837
		445,933
Iron/Steel (0.4%)
Tokyo Steel Manufacturing Co. Ltd.(1)	11,100	171,697

Leisure Time (0.5%)
California WOW Xperience PCL	64,071	11,450
HIS Co. Ltd.	10,900	204,971
		216,421
Machinery-Diversified (0.7%)
ATS Automation Tooling Systems Inc.*	38,700	270,023

Media (1.4%)
Gannett Co. Inc.	2,300	100,510
Mondo TV SpA*	9,100	207,358
The New York Times Co.	6,300	124,488
Tribune Co.	200	5,464
Workpoint Entertainment PCL	199,100	119,082
		556,902
Mining (1.8%)
Battle Mountain Gold Exploration Corp.*	24,000	13,392
Newmont Mining Corp.	6,600	295,218
Royal Gold Inc.	12,900	422,475
		731,085
Miscellaneous Manufacturers (0.4%)
AGFA-Gevaert NV(1)	4,300	82,667
Cycle Country Accessories Corp.*	41,145	66,655
		149,322
Oil Refining & Marketing (0.1%)
Neste Oil OYJ(1)	580	21,130

Oil & Gas (3.5%)
Aurora Oil & Gas Corp.*	101,900	146,736
Daylight Resources Trust	22,150	173,699
Fairborne Energy Trust	28,800	181,258
Freehold Royalty Trust	10,100	154,955
Gasco Energy, Inc.*	32,200	59,570
Harvest Energy Trust	3,000	80,850
Norsk Hydro ASA - ADR	1,405	60,907
Paramount Energy Trust	22,700	185,087
Penn West Energy Trust	1,800	55,926
PrimeWest Energy Trust	5,200	137,332
Transmeridian Exploration Inc.*	84,500	175,760
		1,412,080
Pharmaceuticals (0.6%)
Apex Healthcare BHD(1)	150,000	$76,076
C&O Pharmaceutical Technology Holdings Ltd.(1)	103,000	34,557
Eu Yan Sang International Ltd.(1)	51,000	21,142
Natrol Inc.*	42,450	127,350
		259,125
Real Estate (1.5%)
Amanah Harta Tanah PNB 2(1)	192,200	29,331
Amanah Harta Tanah PNB(1)	53,200	14,048
AVJennings Homes Ltd.*(1)	60,400	67,970
Housevalues, Inc.*	19,500	76,440
Northern European Properties Ltd.(1)	139,000	162,886
Risanamento SpA*(1)	11,000	83,360
Ticon Industrial Connection PCL(1)	148,000	85,502
UOL Group Ltd.(1)	23,000	80,250
		599,787
REITS (0.5%)
Al-Hadharah Boustead REIT(1)	42,000	15,513
MCO CR-REIT	6,590	56,525
MID Reit Inc.(1)	30	142,291
		214,329
Retail (2.2%)
Bijou Brigitte AG(1)	916	170,469
Borders Group Inc.	6,600	87,978
Doutor Coffee Co. Ltd.	3,200	58,087
Food Junction Holdings Ltd.(1)	425,000	171,688
Haverty Furniture Cos. Inc.	12,700	111,379
J Front Retailing Co. Ltd.*	6,000	59,026
Kyoto Kimono Yuzen Co. Ltd.(1)	217	190,475
Multi Indocitra Tbk PT*(1)	400,000	39,932
		889,034
Software (1.2%)
Data Systems Consulting Co. Ltd.	45,537	60,767
IBA Healthcare Ltd.(1)	53,825	44,509
iSOFT Group PLC*(1)	109,000	152,207
Kingdee International Software Group Co. Ltd.(1)	18,000	14,136
Software Service Inc.	9,000	213,120
		484,739
Telecommunications (1.4%)
Chunghwa Telecom Co. - ADR	4,130	76,322
Chunghwa Telecom Co.(1)	34,100	63,680
Fastweb(1)	1,750	100,717
Longcheer Holdings Ltd.(1)	374,500	174,708
Motorola Inc.	4,500	83,385
Shin Corp. PCL*(1)	62,800	51,780
		550,592
Toys-Games-Hobbies (0.2%)
Action Products International*	66,592	93,895

Transportation (0.2%)
Sakai Moving Service Co. Ltd.	1,050	32,908
Singapore Post Ltd.(1)	73,000	59,801
		92,709

	Shares	Value
TOTAL COMMON STOCKS (Identified Cost $13,370,438)		$13,447,559

INVESTMENT COMPANIES (0.2%)
Closed-End Funds (0.2%)
MFS Intermediate Income Trust	7,295	44,718
Ticon Property Fund	150,450	47,407
		92,125
TOTAL INVESTMENT COMPANIES (Identified Cost $84,577)		92,125

Interest	Maturity	Principal
Rate	Date	Amount	Value
CONVERTIBLE BONDS (1.1%)
Semiconductors (0.2%)
ASM International NV(3)
4.250%	12/06/2011	45,000	63,338

Foreign Convertible Bonds (0.9%)
Investment Companies (0.9%)
Pargesa Netherlands NV - CHF
1.750%	06/15/2014	450,000	379,508

TOTAL CONVERTIBLE BONDS (Identified Amortized Cost $405,618)			379,846

CORPORATE BONDS (3.7%)
Banks (0.1%)
Rabobank Nederland(6)
4.250%	11/12/2008	50,000	49,793
Diversified Financial Services (1.4%)
General Electric Capital Corp., Series A
7.750%	06/09/2009	575,000	599,571
Electrical Components & Equipment (0.1%)
Pacificorp, Series H
6.375%	05/15/2008	50,000	50,417
Insurance (0.4%)
Metropolitan Life Global Funding I(3)
5.750%	07/25/2011	130,000	133,327
Machinery-Diversified (0.3%)
The Manitowoc Co. Inc.
7.125%	11/01/2013	115,000	114,425

Foreign Corporate Bonds (1.4%)
Banks (1.2%)
Rabobank Nederland - GBP
4.625%	05/31/2012	40,000	78,208
Rabobank Nederland -CHF
4.250%	09/14/2012	450,000	406,421
			484,629
Diversified Financial Services (0.2%)
General Electric Capital Corp. - CHF
3.875%	05/07/2014	80,000	70,432

TOTAL CORPORATE BONDS (Identified Amortized Cost $1,481,637)			1,502,594

GOVERNMENT BONDS (37.9%)
Foreign Bonds & Notes (4.4%)
Deutschland Inflation Linked
1.500%	04/15/2016	77,428	104,795
Norway Government Bonds
5.000%	05/15/2015	$246,000	$45,931
Singapore Government Bonds
4.375%	01/15/2009	220,000	152,468
Singapore Government Bonds
3.750%	09/01/2016	760,000	553,414
Switzerland Government Bonds
3.500%	08/07/2010	170,000	150,572
Switzerland Government Bonds
4.000%	06/10/2011	600,000	540,016
2.250%	07/06/2020	310,000	243,580
			1,790,776
U.S. Treasury Bonds & Notes (33.5%)
U.S. Treasury Bonds
13.250%	05/15/2014	835,000	953,074
U.S. Treasury Bonds
7.250%	08/15/2022	545,000	681,250
U.S. Treasury Inflation Indexed Bonds
2.375%	04/15/2011	1,048,530	1,055,329
U.S. Treasury Inflation Indexed Bonds
2.375%	01/15/2025	2,453,233	2,474,890
U.S. Treasury Inflation Indexed Bonds
2.000%	01/15/2026	1,836,625	1,753,977
U.S. Treasury Inflation Indexed Bonds
3.625%	01/15/2008	967,013	965,819
U.S. Treasury Inflation Indexed Bonds
3.875%	01/15/2009	3,365,845	3,434,740
U.S. Treasury Inflation Indexed Bonds
0.875%	04/15/2010	1,539,342	1,488,231
U.S. Treasury Inflation Indexed Notes(5)
1.625%	01/15/2015	861,803	824,519
			13,631,829

TOTAL GOVERNMENT BONDS (Identified Amortized Cost $15,035,844)			15,422,605

REVERSE CONVERTIBLE BONDS (2.8%)
Appliances (0.3%)
Barclays Bank PLC - Whirlpool Corp.
9.250%	04/25/2008	135,000	125,037
Applications Software (0.3%)
Barclays Bank PLC - Microsoft Inc.
8.000%	10/24/2007	110,000	109,571
Gold Mining (0.6%)
Barclays Bank PLC - Newmont Mining Corp.
10.000%	03/28/2008	125,000	124,225
Credit Suisse USA Inc. - Harmony Gold Mining
11.500%	03/20/2008	$149,000	127,663
			251,888
Metal - Aluminum (0.2%)
Barclays Bank PLC - Alcoa Inc.
9.000%	10/31/2007	85,000	84,813
Oil & Gas Drilling (0.2%)
Barclays Bank PLC - Diamond Offshore Drilling
13.000%	10/26/2007	85,000	85,153
Oil Comp - Integrated (0.2%)
Barclays Bank PLC - Marathon Oil Corp.
9.500%	11/30/2007	85,000	84,855

Interest	Maturity	Principal
Rate	Date	Amount	Value
Petroleum Refining (0.6%)
Barclays Bank PLC - ConocoPhillips
9.000%	02/27/2008	$125,000	$125,838
Barclays Bank PLC - Valero Energy CP
10.000%	10/12/2007	120,000	120,156
			245,994
Telecommunications (0.4%)
Barclays Bank PLC - Motorola Inc.
9.700%	11/28/2007	170,000	169,286

TOTAL REVERSE CONVERTIBLE BONDS (Identified Amortized Cost $1,174,665)			1,156,597

STRUCTURED CORPORATE BONDS (4.1%)
Consumer Price Index Linked (0.0%)(7)
Merrill Lynch & Co. Inc.(4)
4.040%	03/24/2009	17,000	16,526
Non-Inversion (3.9%)
American International Group Inc. 30yr - 2yr CMS(4)
7.500%	03/23/2022	325,000	304,281
BNP Paribas 30yr - 2yr CMS(4)
6.500%	04/28/2015	150,000	148,125
BNP Paribas 30yr - 2yr CMS(4)
7.000%	09/28/2020	100,000	96,500
BNP Paribas 30yr - 2yr CMS(4)
8.375%	09/29/2021	150,000	150,375
Kreditanstalt fuer Wiederaufbau 30yr - 2yr CMS(4)
8.125%	11/16/2021	90,000	88,650
Lehman Brothers Holdings Inc. 30yr - 10yr CMS(4)
8.000%	10/29/2019	40,000	37,800
Lehman Brothers Holdings Inc. 30yr - 2yr CMS(4)
7.000%	09/29/2021	270,000	264,600
Lehman Brothers Holdings Inc. 30yr - 2yr CMS(4)
8.500%	01/10/2022	115,000	112,987
Rabobank Nederland 30yr - 2yr CMS(4)
6.820%	04/01/2019	180,000	164,700
Toyota Motor Credit Corp. 30yr - 10yr CMS(4)
8.000%	05/23/2022	175,000	163,188
Toyota Motor Credit Corp. 30yr - 2yr CMS(4)
7.500%	10/31/2016	50,000	47,312
			1,578,518
Range Accrual (0.2%)
BNP Paribas 3M Libor 0-7%(4)
7.000%	10/26/2021	85,000	82,875

TOTAL STRUCTURED CORPORATE BONDS (Identified Amortized Cost $1,693,184)			1,677,919

	Shares	Value
PREFERRED STOCKS (1.2%)
Insurance (0.7%)
Converium Finance SA	11,100	276,834
Oil&Gas (0.2%)
GMX Resources Inc.*	3,200	83,392
Schools (0.3%)
New Horizons Worldwide Inc.*(1)(2)	2,867	101,805
Software (0.0%)(7)
Interactive Voice, Data, and Fax Inc.*(1)(2)	4,000	7,160

TOTAL PREFERRED STOCKS (Identified Cost $480,325)		469,191

Exercise	Expiration
Price	Date	Contracts	Value
PURCHASED CALL OPTIONS (0.5%)
CBOE SPX Volatility*
$20.00	10/17/2007	290	$39,875
CBOE SPX Volatility*
22.20	10/17/2007	240	20,400
CBOE SPX Volatility*
27.50	10/17/2007	665	24,937
CBOE SPX Volatility*
30.00	10/17/2007	920	20,700
CBOE SPX Volatility*
20.00	11/21/2007	495	106,425

TOTAL PURCHASED CALL OPTIONS (Identified Cost $422,051)			212,337

		Shares	Value
RIGHTS & WARRANTS (0.2%)
Holding Companies (0.1%)
India Hospitality Corp. Warrants*
$5.00	8/1/2010	25,000	47,500
Insurance (0.0%)(7)
Jerneh Asia Warrants*
1.60MYR	7/26/2012	24,660	3,980
Investment Companies (0.0%)(7)
Ticon Property Fund-Foreign Rights*
10.65THB	10/22/2007	37,612	160
Real Estate (0.1%)
Bakrieland Development Tbk PT Warrants*
250.00IDR	4/30/2010	805,000	25,967
Schools (0.0%)(7)
New Horizons Worldwide Inc. Warrants*(1)(2)
$0.75	7/3/2012	17,778	15,706
Software (0.0%)(7)
Interactive Voice, Data, and Fax Inc. Warrants*(1)(2)
17.33	7/6/2008	1,667	1
Toys-Games-Hobbies (0.0%)(7)
Action Products International Warrants*(1)(2)
3.75	1/31/2010	105	10

TOTAL RIGHTS & WARRANTS (Identified Cost $15,523)			93,324

Interest	Maturity	Shares/Principal
Rate	Date	Amount	Value
SHORT TERM INVESTMENTS (17.4%)
Investment Companies (13.5%)
Northern Institutional Fund - Diversified Asset Portfolio		5,485,450	5,485,450

U.S. Treasury Bills (3.9%)
U.S. Treasury Bill Discount Notes(5)
4.765%	12/13/2007	$1,600,000	1,584,672

TOTAL SHORT TERM INVESTMENTS (Identified Cost $7,070,122)			7,070,122

TOTAL INVESTMENTS (102.2%) (Identified Cost $41,233,984)			$41,587,219

TOTAL LIABILITIES LESS OTHER ASSETS (-2.2%)			(885,537)

TOTAL NET ASSETS (100.0%)			$40,701,682

	Shares	Value
SCHEDULE OF SECURITIES SOLD SHORT
Chicago Mercantile Exchange Holdings Inc.	(75)	$(44,051)
iShares FTSE/Xinhua China 25 Index Fund	(800)	(143,888)
iShares MSCI United Kingdom Index Fund	(10,200)	(263,364)
Janus Capital Group Inc.	(2,600)	(73,528)
RadioShack Corp.	(4,100)	(84,706)
Regional Bank Holders	(3,200)	(475,040)
Retail HOLDRs Trust	(3,200)	(320,512)
Templeton Russia and Eastern European Fund Inc.	(450)	(30,902)
Vanguard Emerging Markets ETF	(100)	(10,356)

TOTAL SECURITIES SOLD SHORT (Proceeds $1,436,666)		$(1,446,347)

SCHEDULE OF RESTRICTED AND ILLIQUID SECURITIES

Principal	Acquisition	Market	Value as a%
Amount/Shares	Date	Value	of Net Assets
Action Products International Warrants*(1)(2)
105	1/10/2006	$10	0.0	%(7)
Idaho Trust Bancorp *(1)(2)
9,500	8/30/2006	97,560	0.3%
Interactive Voice, Data, and Fax Inc.*(1)(2)
4,000	9/14/2006 - 1/05/2007	7,160	0.0	%(7)
Interactive Voice, Data, and Fax Inc. Warrants*(1)(2)
1,667	1/5/2007	1	0.0	%(7)
New Horizons Worldwide, Inc.*(1)(2)
2,867	7/03/2007	101,805	0.3%
New Horizons Worldwide, Inc. Warrants*(1)(2)
17,778	7/03/2007	15,706	0.0	%(7)
Tally-Ho Ventures*(3)
58,000	5/26/2006 - 7/11/2006	42,340	0.1%
		$264,582	0.7%

*	Non Income Producing Security

(1)	Fair valued security under procedures established by the Trust’s Board of Trustees. Total market value of fair valued securities as of September 30, 2007 is $7,443,976.

(2)	This security is considered illiquid by the investment adviser.

(3)

These securities are not registered, but may be resold only to “qualified institutional buyers” in transactions exempt from registration in accordance with Rule 144A under the Securities Act of 1933 and are technically considered “restricted securities”. This security is considered liquid by the investment adviser. The cost of the security is $114,800.

(4)	Represents a variable or increasing rate security. Rate disclosed is as on September 30, 2007.

(5)	A portion of this security has been segregated to be used as collateral for securities sold short.

(6)	Represents a step bond. Rate disclosed is as of September 30, 2007.

(7)	Less than 0.05% of Total Net Assets.

ADR - American Depositary Receipt	|	REIT - Real Estate Investment Trust
PCL - Public Company Limited	|	NV - Naamloze Vennootschap
BHD - Berhad	|	CHF - Swiss Franc
SP - Singapore Exchange	|	GBP - Pound Sterling
CN - Canadian Exchange	|	CMS - Constant Maturity Swap Curve
PLC - Public Limited Company	|	LIBOR - London Interbank Offered Rate
PNB - Permodalan Nasional Berhad	|	ETF - Exchange Traded Funds
AG - Aktiengesellschaft (German: stock corporation)	|	SA - Société Anonyme (French company designation)
SpA - Società per Azioni (Italian: Limited share company)	|	PT - Perseroan Terbuka (Indonesia limited liability company)
OYJ - Julkinen Osakeyhtiö	|	MYR - Malaysian Ringgit
(Finnish: public limited	|	THB - Thai Baht
(traded) company)	|	IDR - Indonesian Rupiah

See Notes to Financial Statements

UTOPIA FUNDS - GROWTH FUND
STATEMENT OF ASSETS & LIABILITIES	As of September 30, 2007

Assets
Investments, at value (Cost $66,992,789)	$67,007,011
Foreign currency, at value (Cost $3,993,030)	4,044,154
Receivable for investments sold	227,739
Dividends and interest receivable	230,698
Receivable for fund shares subscribed	145,412
Deposit with broker for options and securities sold short	3,857,232
Prepaid and other assets	8,608
Total Assets	75,520,854

Liabilities
Securities sold short (Proceeds $5,099,564)	5,567,680
Payable for investments purchased	1,106,914
Payable for fund shares redeemed	43,300
Payable for investment adviser fee	62,613
Payable for trustee fees	402
Other payables	25,397
Total Liabilities	6,806,306
Net Assets	$68,714,548

Composition of Net Assets
Paid in capital	$64,380,184
Undistributed net investment income	587,705
Accumulated net realized gain on investments, options, securities sold short, and foreign currency transactions	4,148,632
Net unrealized depreciation on investments, options, securities sold short, and translation of assets and liabilities denominated in foreign currencies	(401,973)
Net Assets	$68,714,548

Net Asset Value Per Share
Net Assets	$68,714,548
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	5,732,399
Net asset value and redemption price per share	$11.99

See Notes to Financial Statements

UTOPIA FUNDS - CORE FUND
As of September 30, 2007	STATEMENT OF ASSETS & LIABILITIES

Assets
Investments, at value (Cost $119,957,274)	$120,853,810
Foreign currency, at value (Cost $5,734,853)	5,839,911
Receivable for investments sold	436,679
Dividends and interest receivable	573,130
Receivable for fund shares subscribed	2,415,325
Deposit with broker for options and securities sold short	6,336,016
Prepaid and other assets	15,120
Total Assets	136,469,991

Liabilities
Securities sold short (Proceeds $9,880,072)	10,702,557
Payable for investments purchased	1,470,969
Payable for fund shares redeemed	8,281
Payable for investment adviser fee	106,483
Payable for trustee fees	396
Other payables	58,581
Total Liabilities	12,347,267
Net Assets	$124,122,724

Composition of Net Assets
Paid in capital	$112,139,563
Undistributed net investment income	1,930,389
Accumulated net realized gain on investments, options, securities sold short, and foreign currency transactions	9,871,249
Net unrealized appreciation on investments, options, securities sold short, and translation of assets and liabilities denominated in foreign currencies	181,523
Net Assets	$124,122,724

Net Asset Value Per Share
Net Assets	$124,122,724
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	10,548,923
Net asset value and redemption price per share	$11.77

See Notes to Financial Statements

UTOPIA FUNDS - CORE CONSERVATIVE FUND
STATEMENT OF ASSETS & LIABILITIES	As of September 30, 2007

Assets
Investments, at value (Cost $89,653,421)	$90,533,779
Foreign currency, at value (Cost $4,520,263)	4,601,010
Receivable for investments sold	243,716
Dividends and interest receivable	438,248
Receivable for fund shares subscribed	20,575
Deposit with broker for options and securities sold short	659,281
Prepaid and other assets	5,487
Total Assets	96,502,096

Liabilities
Securities sold short (Proceeds $4,739,499)	4,848,231
Payable for investments purchased	532,439
Payable for fund shares redeemed	33,766
Payable for investment adviser fee	90,251
Payable for trustee fees	882
Other payables	46,930
Total Liabilities	5,552,499
Net Assets	$90,949,597

Composition of Net Assets
Paid in capital	$83,336,271
Undistributed net investment income	1,685,762
Accumulated net realized gain on investments, options, securities sold short, and foreign currency transactions	5,072,318
Net unrealized appreciation on investments, options, securities sold short, and translation of assets and liabilities denominated in foreign currencies	855,246
Net Assets	$90,949,597

Net Asset Value Per Share
Net Assets	$90,949,597
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	7,914,778
Net asset value and redemption price per share	$11.49

See Notes to Financial Statements

UTOPIA FUNDS - YIELD INCOME FUND
As of September 30, 2007	STATEMENT OF ASSETS & LIABILITIES

Assets
Investments, at value (Cost $41,233,984)	$41,587,219
Foreign currency, at value (Cost $1,225,564)	1,246,551
Receivable for investments sold	71,800
Dividends and interest receivable	247,996
Receivable for fund shares subscribed	3,733
Prepaid and other assets	2,403
Total Assets	43,159,702

Liabilities
Payable to broker for options and securities sold short	357,926
Securities sold short (Proceeds $1,436,666)	1,446,347
Payable for investments purchased	577,805
Payable for fund shares redeemed	15,086
Payable for investment adviser fee	40,079
Payable for trustee fees	337
Other payables	20,440
Total Liabilities	2,458,020
Net Assets	$40,701,682

Composition of Net Assets
Paid in capital	$37,914,438
Undistributed net investment income	794,955
Accumulated net realized gain on investments, options, securities sold short, and foreign currency transactions	1,626,649
Net unrealized appreciation on investments, options, securities sold short, and translation of assets and liabilities denominated in foreign currencies	365,640
Net Assets	$40,701,682

Net Asset Value Per Share
Net Assets	$40,701,682
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	3,618,824
Net asset value and redemption price per share	$11.25

See Notes to Financial Statements

UTOPIA FUNDS - GROWTH FUND	For the Year Ended September 30, 2007
STATEMENT OF OPERATIONS

Investment Income
Dividends (net of foreign withholding taxes of $87,021)	$723,498
Interest	364,104
Total Income	1,087,602

Expenses
Investment adviser fee	419,015
Legal fees	21,707
Audit fees	21,472
Insurance fees	8,179
Trustee fees	12,151
Dividends on short sales	64,884
Other expenses	342
Total expenses before waiver	547,750

Expenses waived by Investment Adviser	(48,237)
Net Expenses	499,513
Net Investment Income	588,089

Realized and Unrealized Gain/(Loss) on Investments
Net realized gain/(loss) on:
Investments	4,140,380
Options	210,938
Foreign currency transactions	17,839
Securities sold short	(123,902)
Net realized gain	4,245,255
Net change in unrealized appreciation/(depreciation) on:
Investments, options and securities sold short	(1,906,375)
Translation of assets and liabilities denominated in foreign currencies	1,307,750
Net change	(598,625)
Net Realized and Unrealized Gain on Investments	3,646,630
Net Increase in Net Assets Resulting from Operations	$4,234,719

See Notes to Financial Statements

For the Year Ended September 30, 2007	UTOPIA FUNDS - CORE FUND
STATEMENT OF OPERATIONS

Investment Income
Dividends (net of foreign withholding taxes of $201,745)	$1,763,952
Interest	1,646,002
Total Income	3,409,954

Expenses
Investment adviser fee	1,148,732
Legal fees	60,619
Audit fees	50,362
Insurance fees	24,300
Trustee fees	34,735
Dividends on short sales	141,884
Other expenses	1,134
Total expenses before waiver	1,461,766

Expenses waived by Investment Adviser	(127,637)
Net Expenses	1,334,129
Net Investment Income	2,075,825

Realized and Unrealized Gain/(Loss) on Investments
Net realized gain/(loss) on:
Investments	10,114,067
Options	361,058
Foreign currency transactions	11,041
Securities sold short	(271,012)
Net realized gain	10,215,154
Net change in unrealized appreciation/(depreciation) on:
Investments, options and securities sold short	(3,393,348)
Translation of assets and liabilities denominated in foreign currencies	2,809,068
Net change	(584,280)
Net Realized and Unrealized Gain on Investments	9,630,874
Net Increase in Net Assets Resulting from Operations	$11,706,699

See Notes to Financial Statements

UTOPIA FUNDS - CORE CONSERVATIVE FUND	For the Year Ended September 30, 2007
STATEMENT OF OPERATIONS

Investment Income
Dividends (net of foreign withholding taxes of $103,075)	$1,003,658
Interest	1,681,642
Total Income	2,685,300

Expenses
Investment adviser fee	844,561
Legal fees	45,615
Audit fees	38,706
Insurance fees	19,039
Trustee fees	25,832
Dividends on short sales	72,587
Other expenses	834
Total expenses before waiver	1,047,174

Expenses waived by Investment Adviser	(98,146)
Net Expenses	949,028
Net Investment Income	1,736,272

Realized and Unrealized Gain/(Loss) on Investments
Net realized gain/(loss) on:
Investments	5,306,333
Options	225,291
Foreign currency transactions	56,560
Securities sold short	(271,142)
Net realized gain	5,317,042
Net change in unrealized appreciation/(depreciation) on:
Investments, options and securities sold short	(1,248,244)
Translation of assets and liabilities denominated in foreign currencies	1,731,742
Net change	483,498
Net Realized and Unrealized Gain on Investments	5,800,540
Net Increase in Net Assets Resulting from Operations	$7,536,812

See Notes to Financial Statements

For the Year Ended September 30, 2007	UTOPIA FUNDS - YIELD INCOME FUND
STATEMENT OF OPERATIONS

Investment Income
Dividends (net of foreign withholding taxes of $37,432)	$342,005
Interest	876,884
Total Income	1,218,889

Expenses
Investment adviser fee	358,688
Legal fees	17,982
Audit fees	17,742
Insurance fees	9,179
Trustee fees	10,745
Dividends on short sales	24,666
Other expenses	320
Total expenses before waiver	439,322

Expenses waived by Investment Adviser	(42,717)
Net Expenses	396,605
Net Investment Income	822,284

Realized and Unrealized Gain/(Loss) on Investments
Net realized gain/(loss) on:
Investments	1,663,370
Options	52,447
Foreign currency transactions	34,081
Securities sold short	(32,559)
Net realized gain	1,717,339
Net change in unrealized appreciation/(depreciation) on:
Investments, options and securities sold short	(337,826)
Translation of assets and liabilities denominated in foreign currencies	597,862
Net change	260,036
Net Realized and Unrealized Gain on Investments	1,977,375
Net Increase in Net Assets Resulting from Operations	$2,799,659

See Notes to Financial Statements

UTOPIA FUNDS - GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS

		For the Period
		December 30, 2005
	For the Year Ended	(Inception) to
	September 30, 2007	September 30, 2006

Operations
Net investment income	$588,089	$146,385
Net realized gain on investments	4,140,380	207,490
Net realized gain/(loss) on options	210,938	(96,235)
Net realized gain on foreign currency transactions	17,839	10,044
Net realized loss on securities sold short	(123,902)	—
Net change in unrealized appreciation/(depreciation) on investments, options and securities sold short	(1,906,375)	203,905
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currencies	1,307,750	(7,253)
Net increase in net assets resulting from operations	4,234,719	464,336

Distributions
Dividends to shareholders from net investment income	(227,517)	—
Distributions to shareholders from net realized gain on investments	(137,814)	—
Decrease in net assets from dividends and distributions	(365,331)	—

Beneficial Interest Transactions (See Note 3)
Proceeds from sale of shares	54,232,264	18,011,986
Shares issued in reinvestment of dividends	365,203	—
Cost of shares redeemed	(7,286,286)	(1,042,343)
Net increase in net assets derived from beneficial interest transactions	47,311,181	16,969,643
Net Increase in Net Assets	51,180,569	17,433,979

Net Assets
Beginning of period	17,533,979	100,000
End of period (including undistributed net investment income of $587,705 and $154,515, respectively)	$68,714,548	$17,533,979

See Notes to Financial Statements

UTOPIA FUNDS - CORE FUND
STATEMENTS OF CHANGES IN NET ASSETS

		For the Period
		December 30, 2005
	For the Year Ended	(Inception) to
	September 30, 2007	September 30, 2006

Operations
Net investment income	$2,075,825	$518,752
Net realized gain on investments	10,114,067	508,404
Net realized gain/(loss) on options	361,058	(187,332)
Net realized gain on foreign currency transactions	11,041	61,376
Net realized loss on securities sold short	(271,012)	—
Net change in unrealized appreciation/(depreciation) on investments, options and securities sold short	(3,393,348)	785,280
Net change in unrealized appreciation /(depreciation) on translation of assets and liabilities denominated in foreign currencies	2,809,068	(19,477)
Net increase in net assets resulting from operations	11,706,699	1,667,003

Distributions
Dividends to shareholders from net investment income	(892,557)	—
Distributions to shareholders from net realized gain on investments	(500,129)	—
Decrease in net assets from dividends and distributions	(1,392,686)

Beneficial Interest Transactions (See Note 3)
Proceeds from sale of shares	63,032,029	59,604,364
Shares issued in reinvestment of dividends	1,392,687	—
Cost of shares redeemed	(10,245,915)	(1,741,457)
Net increase in net assets derived from beneficial interest transactions	54,178,801	57,862,907
Net Increase in Net Assets	64,492,814	59,529,910

Net Assets
Beginning of period	59,629,910	100,000
End of period (including undistributed net investment income of $1,930,389 and $574,235, respectively)	$124,122,724	$59,629,910

See Notes to Financial Statements

UTOPIA FUNDS - CORE CONSERVATIVE FUND
STATEMENTS OF CHANGES IN NET ASSETS

		For the Period
		December 30, 2005
	For the Year Ended	(Inception) to
	September 30, 2007	September 30, 2006

Operations
Net investment income	$1,736,272	$477,819
Net realized gain on investments	5,306,333	245,926
Net realized gain/(loss) on options	225,291	(119,591)
Net realized gain on foreign currency transactions	56,560	54,192
Net realized loss on securities sold short	(271,142)	—
Net change in unrealized appreciation/(depreciation) on investments, options and securities sold short	(1,248,244)	367,902
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	1,731,742	3,846
Net increase in net assets resulting from operations	7,536,812	1,030,094

Distributions
Dividends to shareholders from net investment income	(775,789)	—
Distributions to shareholders from net realized gain on investments	(179,506)	—
Decrease in net assets from dividends and distributions	(955,295)	—

Beneficial Interest Transactions (See Note 3)
Proceeds from sale of shares	51,081,832	45,411,704
Shares issued in reinvestment of dividends	955,294	—
Cost of shares redeemed	(13,354,542)	(856,302)
Net increase in net assets derived from beneficial interest transactions	38,682,584	44,555,402
Net Increase in Net Assets	45,264,101	45,585,496

Net Assets
Beginning of period	45,685,496	100,000
End of period (including undistributed net investment income of $1,685,762 and $530,169, respectively)	$90,949,597	$45,685,496

See Notes to Financial Statements

UTOPIA FUNDS - YIELD INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS

		For the Period
		December 30, 2005
	For the Year Ended	(Inception) to
	September 30, 2007	September 30, 2006

Operations
Net investment income	$822,284	$218,181
Net realized gain on investments	1,663,370	88,262
Net realized gain/(loss) on options	52,447	(53,153)
Net realized gain on foreign currency transactions	34,081	22,071
Net realized loss on securities sold short	(32,559)	—
Net change in unrealized appreciation/(depreciation) on investments, options and securities sold short	(337,826)	102,268
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	597,862	3,336
Net increase in net assets resulting from operations	2,799,659	380,965

Distributions
Dividends to shareholders from net investment income	(345,624)	—
Distributions to shareholders from net realized gain on investments	(48,423)	—
Decrease in net assets from dividends and distributions	(394,047)	—

Beneficial Interest Transactions (See Note 3)
Proceeds from sale of shares	28,683,406	16,672,965
Shares issued in reinvestment of dividends	365,252
Cost of shares redeemed	(7,544,191)	(362,327)
Net increase in net assets derived from beneficial interest transactions	21,504,467	16,310,638
Net Increase in Net Assets	23,910,079	16,691,603

Net Assets
Beginning of period	16,791,603	100,000
End of period (including undistributed net investment income of $794,955 and $239,475, respectively)	$40,701,682	$16,791,603

See Notes to Financial Statements

UTOPIA FUNDS - GROWTH FUND
FINANCIAL HIGHLIGHTS

		For the Period
		December 30, 2005
Selected data for a share of beneficial interest	For the Year Ended	(Inception) to
outstanding throughout the periods indicated	September 30, 2007	September 30, 2006

Net asset value - beginning of the period	$10.42	$10.00

Income from investment operations
Net investment income	0.12	0.09
Net realized and unrealized gain on investments	1.64	0.33
Total income from investment operations	1.76	0.42

Distributions
From net investment income	(0.12)	0.00
From net realized gain on investments	(0.07)	0.00
Total Distributions	(0.19)	0.00
Net Increase in Net Asset Value	1.57	0.42
Net asset value - end of period	$11.99	$10.42
Total Return(1)(2)	17.11%	4.20%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$68,715	$17,534
Ratios to Average Net Assets (excluding dividends on short sales expense)
Ratio of expenses to average net assets with fee waivers	1.37%	1.35	%*
Ratio of expenses to average net assets without fee waivers	1.52%	2.01	%*
Ratio of net investment income to average net assets with fee waivers	1.85%	2.27	%*
Ratio of net investment income to average net assets without fee waivers	1.70%	1.61	%*
Ratios to Average Net Assets (including dividends on short sales expense)
Ratio of expenses to average net assets with fee waivers	1.57%	—
Ratio of expenses to average net assets without fee waivers	1.72%	—
Portfolio turnover rate(3)	76.11%	53.24%

*	Annualized.

(1)	Total returns for periods of less than one year are not annualized.

(2)	Total returns would have been lower had various fees and expenses not been waived and reimbursed during the period.

(3)

A portfolio turnover rate is, the percentage computed by taking the lesser of the purchases and sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities and U.S. Government securities) for the year ended September 30, 2007 were $45,143,274 and $17,223,110, respectively. Purchases at cost and proceeds from sales of long-term U.S. Government Securities for the year ended September 30, 2007 were $6,614,930 and $1,963,663, respectively.

See Notes to Financial Statements

UTOPIA FUNDS - CORE FUND
FINANCIAL HIGHLIGHTS

		For the Period
		December 30, 2005
Selected data for a share of beneficial interest	For the Year Ended	(Inception) to
outstanding throughout the periods indicated	September 30, 2007	September 30, 2006

Net asset value - beginning of the period	$10.45	$10.00

Income from investment operations
Net investment income	0.21	0.09
Net realized and unrealized gain on investments	1.33	0.36
Total income from investment operations	1.54	0.45

Distributions
From net investment income	(0.14)	0.00
From net realized gain on investments	(0.08)	0.00
Total Distributions	(0.22)	0.00
Net Increase in Net Asset Value	1.20	0.45
Net asset value - end of period	$11.77	$10.45
Total Return(1)(2)	15.02%	4.50%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$124,123	$59,630
Ratios to Average Net Assets (excluding dividends on short sales expense):
Ratio of expenses to average net assets with fee waivers	1.37%	1.73	%*
Ratio of expenses to average net assets without fee waivers	1.52%	1.91	%*
Ratio of net investment income to average net assets with fee waivers	2.38%	2.48	%*
Ratio of net investment income to average net assets without fee waivers	2.24%	2.30	%*
Ratios to Average Net Assets (including dividends on short sales expense):
Ratio of expenses to average net assets with fee waivers	1.53%	—
Ratio of expenses to average net assets without fee waivers	1.68%	—
Portfolio turnover rate(3)	76.09%	63.68%

*	Annualized.

(1)	Total returns for periods of less than one year are not annualized.

(2)	Total returns would have been lower had various fees and expenses not been waived and reimbursed during the periods.

(3)

A portfolio turnover rate is, the percentage computed by taking the lesser of the purchases and sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities and U.S. Government securities) for the year ended September 30, 2007 were $80,249,827 and $44,447,086, respectively. Purchases at cost and proceeds from sales of long-term U.S. Government Securities for the year ended September 30, 2007 were $21,430,033 and $11,608,789, respectively.

See Notes to Financial Statements

UTOPIA FUNDS - CORE CONSERVATIVE FUND
FINANCIAL HIGHLIGHTS

		For the Period
		December 30, 2005
Selected data for a share of beneficial interest	For the Year Ended	(Inception) to
outstanding throughout the periods indicated	September 30, 2007	September 30, 2006

Net asset value - beginning of the period	$10.39	$10.00

Income from investment operations
Net investment income	0.23	0.11
Net realized and unrealized gain on investments	1.07	0.28
Total income from investment operations	1.30	0.39

Distributions
From net investment income	(0.16)	0.00
From net realized gain on investments	(0.04)	0.00
Total Distributions	(0.20)	0.00
Net Increase in Net Asset Value	1.10	0.39
Net asset value - end of period	$11.49	$10.39
Total Return(1)(2)	12.70%	3.90%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$90,950	$45,685
Ratios to Average Net Assets (excluding dividends on short sales expense):
Ratio of expenses to average net assets with fee waivers	1.37%	1.70%
Ratio of expenses to average net assets without fee waivers	1.52%	1.92%
Ratio of net investment income to average net assets with fee waivers	2.71%	2.89%
Ratio of net investment income to average net assets without fee waivers	2.56%	2.67%
Ratios to Average Net Assets (including dividends on short sales expense):
Ratio of expenses to average net assets with fee waivers	1.48%	—
Ratio of expenses to average net assets without fee waivers	1.63%	—
Portfolio turnover rate(3)	72.86%	40.87%

*	Annualized.

(1)	Total returns for periods of less than one year are not annualized.

(2)	Total returns would have been lower had various fees and expenses not been waived and reimbursed during the period.

(3)

A portfolio turnover rate is, the percentage computed by taking the lesser of the purchases and sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities and U.S. Government securities) for the year ended September 30, 2007 were $48,454,091and $23,823,834, respectively. Purchases at cost and proceeds from sales of long-term U.S. Government Securities for the year ended September 30, 2007 were $28,736,852 and $16,378,204, respectively.

See Notes to Financial Statements

UTOPIA FUNDS - YIELD INCOME FUND
FINANCIAL HIGHLIGHTS

		For the Period
		December 30, 2005
Selected data for a share of beneficial interest	For the Year Ended	(Inception) to
outstanding throughout the periods indicated	September 30, 2007	September 30, 2006

Net asset value - beginning of the period	$10.35	$10.00

Income from investment operations
Net investment income	0.24	0.13
Net realized and unrealized gain on investments	0.88	0.22
Total income from investment operations	1.12	0.35

Distributions
From net investment income	(0.19)	0.00
From net realized gain on investments	(0.03)	0.00
Total Distributions	(0.22)	0.00
Net Increase in Net Asset Value	0.90	0.35
Net asset value - end of period	$11.25	$10.35
Total Return(1)(2)	10.99%	3.50%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$40,702	$16,792
Ratios to Average Net Assets (excluding dividends on short sales expense)
Ratio of expenses to average net assets with fee waivers	1.37%	1.36%
Ratio of expenses to average net assets without fee waivers	1.52%	2.03%
Ratio of net investment income to average net assets with fee waivers	3.02%	3.36%
Ratio of net investment income to average net assets without fee waivers	2.87%	2.69%
Ratios to Average Net Assets (including dividends on short sales expense)
Ratio of expenses to average net assets with fee waivers	1.46%	—
Ratio of expenses to average net assets without fee waivers	1.61%	—
Portfolio turnover rate(3)	68.82%	53.24%

*	Annualized.

(1)	Total returns for periods of less than one year are not annualized.

(2)	Total returns would have been lower had various fees and expenses not been waived and reimbursed during the period.

(3)

A portfolio turnover rate is, the percentage computed by taking the lesser of the purchases and sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities and U.S. Government securities) for the year ended September 30, 2007 were $18,471,836 and $8,204,311 respectively. Purchases at cost and proceeds from sales of long-term U.S. Government Securities for the year ended September 30, 2007 were $14,820,805 and $6,555,488, respectively.

See Notes to Financial Statements

UTOPIA FUNDS
NOTES TO FINANCIAL STATEMENTS

1. Organization

Utopia Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust was organized on May 23, 2005 as a Delaware statutory trust pursuant to a Declaration of Trust governed by the laws of the State of Delaware. The Trust currently offers shares of beneficial interest (“shares”) of the Utopia Growth Fund, Utopia Core Fund, Utopia Core Conservative Fund, and the Utopia Yield Income Fund. Each Fund is non-diversified with an investment objective to seek long-term absolute total return. The Declaration of Trust permits the Trustees to create additional funds and classes.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

Use of Estimates: The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America. This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Security Valuation: A Fund’s net asset value (“NAV”) per share is determined as of the close of regular trading on the New York Stock Exchange (“NYSE”), which is generally 4:00 p.m. Eastern time, on each day when the NYSE is open for trading. The Funds do not price their shares on days when the NYSE is closed for trading. When net asset value is computed, quotations of foreign securities in foreign currencies are converted into the U.S. dollar equivalents at the prevailing market rates. Trading in securities on exchanges and over-the-counter markets in Europe and Asia is normally completed at various times prior to the current closing time of the NYSE. Trading on foreign exchanges may not take place on every day that the NYSE is open. Conversely, trading in various foreign markets may take place on days when the NYSE is not open and on other days when net asset value is not calculated. Consequently, calculation of the net asset value for a Fund may not occur at the same time as determination of the most current market prices of the securities included in the calculation, and the value of the net assets held by the Fund may be significantly affected on days when shares are not available for purchase or redemption.

The market value of domestic equity securities is determined by valuing securities traded on national securities markets or in the over-the-counter markets at the last sale price or, if applicable, the official closing price or, in the absence of a recent sale on the date of determination, at the latest bid price.

Foreign equity securities are valued as of the close of trading on the primary exchange or market on which they trade. The Funds’ accounting services provider will use a fair valuation model provided by an independent pricing service, which is intended to reflect fair value when a security’s value or a meaningful portion of the Fund’s portfolio is believed to have been materially affected by a valuation event that has occurred between the close of the exchange or market on which the security is traded and the close of regular trading on the NYSE. The Funds’ valuation procedures set forth certain triggers which instruct the accounting services provider when to use the fair valuation model. The value assigned to a security by the fair valuation model is a determination of fair value made under the Funds’ valuation procedures and under the supervision of the Board of Trustees. In such a case, a Fund’s value for a security may be different from the last sale price (or the latest bid price) and there is no guarantee that a fair valued security will be sold at the price at which a fund is carrying the security.

Fixed-income securities are valued by using market quotations or independent pricing services that use either prices provided by market-makers or matrixes that produce estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. The value assigned to a security by a pricing service is a determination of fair value made under the Funds’ valuation procedures and under the supervision of the Board of Trustees. There is no guarantee that a fair valued security will be sold at the price at which a Fund is carrying the security.

Other securities, and all other assets, including securities for which a market price is not available or the value of which is materially affected by a valuation event which occurred prior to the time when net asset value is computed, are valued at a fair value as determined in good faith by the Board of Trustees, or under the direction of the Board of Trustees, and in accordance with the Funds’ valuation procedures or by the Funds’ Pricing Committee (which is comprised of employees of the Adviser) and/or the Board’s Valuation Committee under the supervision of the Board of Trustees and in accordance with the Funds’ valuation procedures. The value of fair valued securities may be different from the last sale price (or the latest bid price), and there is no guarantee that a fair valued security will be sold at the price at which a Fund is carrying the security.

Reverse Convertible Bonds: A reverse convertible bond is a short-term bond that is linked to an underlying stock. At maturity, the investor receives either 100 percent of the original investment amount or a predetermined number of shares of the underlying stock. The stated coupon is paid regardless of what happens at maturity. The primary risk of these securities is that they are not principal protected. At maturity, the investor may receive shares of the underlying stock worth less than their original investment amount. As of September 30, 2007, each Fund held reverse convertible bonds.

Consumer Price Index Linked Bonds: A Consumer Price Index (“CPI”) linked bond pays a coupon that is determined based on the monthly percentage difference of the CPI Index as measured by the Consumer Price Index for All Urban Consumers. This Index is published monthly by the U.S. Bureau of Labor Statistics and is a measure of inflation in the United States. The primary risk is the interest rate applicable to notes linked to an index such as the Consumer Price Index may be linked to period-over-period changes in the level of the index for the relevant index measurement period. If the index does not increase during the relevant measurement period, holders of these notes may not receive any interest payments for the applicable interest period. As of September 30, 2007, the Utopia Core Fund, Utopia Core Conservative Fund and the Utopia Yield Income Fund held CPI linked bonds.

Range Notes: Range notes are securities whose coupon payments are linked to a reference range of a specified index. For example, as long as the Libor Yield remains within a fixed target range, coupon payments are made. The primary risk is if the Libor Yield is outside the specified reference range. As of September 30, 2007, the Utopia Core Fund, Utopia Core Conservative Fund and the Utopia Yield Income Fund held range notes.

Non-Inversion Notes: A non-inversion note is a bond that pays a stated coupon as long as the yield curve between two stated maturities on the CMS curve, Constant Maturity Swap Curve, do not invert. The primary risk is if the interest rate changes. As of September 30, 2007, each Fund held non-inversion notes.

Foreign Currency Transactions: The books and records of the Funds are maintained in U.S. dollars. The Funds may purchase securities that are denominated in a foreign currency or debt obligations that are payable in a foreign currency. Investment securities and other assets and liabilities that are denominated in a foreign currency are translated into U.S. dollars at the exchange rate on the day of valuation. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange on the dates of such transactions.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations from changes in market values of securities held and reported with other foreign currency gains and losses in the Statement of Operations.

As of September 30, 2007, the Funds had balances in foreign cash accounts as follows:

Foreign Cash Accounts	Amount	Value
Growth Fund
Australian Dollars (AUD)	155,483 (AUD)	$164,316
Canadian Dollars (CAD)	248,927 (CAD)	251,488
European Union Euro (EUR)	378,035 (EUR)	382,757
Hong Kong Dollar (HKD)	803,455 (HKD)	804,415
Indonesian Rupiah (IDR)	70,604 (IDR)	70,720
Japanese Yen (YEN)	379,125 (YEN)	380,857
Malaysian Ringgit (MYR)	178,323 (MYR)	183,305
New Taiwan Dollars (NTS)	956,234 (NTS)	968,522
Norwegian Korone (NOK)	130 (NOK)	151
Singapore Dollar (SGD)	621,780 (SGD)	631,738
South Korean Won (KRW)	176,005 (KRW)	180,322
Sweden Krone (SEK)	1 (SEK)	1
Switzerland Franc (CHF)	21,494 (CHF)	22,004
United Kingdom Pound (GBP)	3,434 (GBP)	3,558
		$4,044,154

Foreign Cash Accounts	Amount	Value
Core Fund
Australian Dollars (AUD)	230,409 (AUD)	$244,656
Canadian Dollars (CAD)	417,817 (CAD)	434,194
European Union Euro (EUR)	546,697 (EUR)	555,691
Danish Kroner (DKK)	16 (DKK)	17
Hong Kong Dollar (HKD)	1,048,511 (HKD)	1,051,518
Indonesian Rupiah (IDR)	157,501 (IDR)	157,759
Japanese Yen (YEN)	370,023 (YEN)	372,001
Malaysian Ringgit (MYR)	561,985 (MYR)	576,458
New Taiwan Dollars (NTS)	576,282 (NTS)	583,125
Norwegian Korone (NOK)	420 (NOK)	486
Singapore Dollar (SGD)	1,243,624 (SGD)	1,267,679
South Korean Won (KRW)	437,968 (KRW)	449,461
Switzerland Franc (CHF)	133,350 (CHF)	136,248
United Kingdom Pound (GBP)	10,250 (GBP)	10,618
		$5,839,911

Foreign Cash Accounts	Amount	Value
Core Conservative Fund
Australian Dollars (AUD)	155,639 (AUD)	$164,992
Canadian Dollars (CAD)	186,874 (CAD)	195,343
European Union Euro (EUR)	446,107 (EUR)	456,718
Hong Kong Dollar (HKD)	810,453 (HKD)	811,985
Indonesian Rupiah (IDR)	74,406 (IDR)	74,528
Japanese Yen (YEN)	533,547 (YEN)	536,369
Malaysian Ringgit (MYR)	509,138 (MYR)	519,281
New Taiwan Dollars (NTS)	362491 (NTS)	366,766
Norwegian Korone (NOK)	5,769 (NOK)	6,492
Singapore Dollar (SGD)	1,069,178 (SGD)	1,093,703
South Korean Won (KRW)	268,609 (KRW)	274,366
Switzerland Franc (CHF)	87,496 (CHF)	89,532
United Kingdom Pound (GBP)	10,556 (GBP)	10,935
		$4,601,010

Foreign Cash Accounts	Amount	Value
Yield Income Fund
Australian Dollars (AUD)	76,478 (AUD)	$80,641
Canadian Dollars (CAD)	51,751 (CAD)	54,079
European Union Euro (EUR)	149,378 (EUR)	152,585
Hong Kong Dollar (HKD)	193,260 (HKD)	193,812
Indonesian Rupiah (IDR)	23,354 (IDR)	23,392
Japanese Yen (YEN)	182,171 (YEN)	183,147
Malaysian Ringgit (MYR)	184,918 (MYR)	188,380
New Taiwan Dollars (NTS)	126,956 (NTS)	128,393
Norwegian Korone (NOK)	2,293 (NOK)	2,581
Singapore Dollar (SGD)	130,416 (SGD)	132,588
South Korean Won (KRW)	61,135 (KRW)	62,410
Switzerland Franc (CHF)	38,020 (CHF)	38,913
United Kingdom Pound (GBP)	5,434 (GBP)	5,630
		$1,246,551

Futures Contracts: The Funds will use such instruments for the purpose of speculation, bona fide hedging or risk management purposes. A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a negotiated price on a stipulated future date. Futures contracts are traded on a commodity exchange. The Funds may buy and sell stock index futures contracts, interest rate futures contracts, currency futures and other commodity futures. The Fund may also buy or write put or call options on these futures contracts.

Upon entering into a futures contract, a Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund periodically.

Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities. As of September 30, 2007, the Funds did not have any futures contracts.

Options: The Funds may write put and call options for speculative or bona fide hedging or risk management purposes. When a Fund writes a put or call option, an amount equal to the premium received is included in the Statement of Assets and Liabilities, as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if a Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As a writer of an option, a Fund has no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Funds may also purchase put and call options. When a Fund purchases a call or put option, an amount equal to the premium paid is included in the Fund’s Statement of Assets and Liabilities, as an investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if a Fund enters into a closing sale transaction, a gain or loss is realized. If a Fund exercises a call, the cost of the security acquired is increased by the premium paid for the call. If a Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities. As of September 30, 2007, each Fund had purchased options.

Swap Agreements: The Funds may enter into interest rate, securities index, commodity, or security and currency exchange rate swap agreements and related caps, floors, and collars. The Funds will use such instruments for the purpose of speculation, bona fide hedging or risk management purposes. Swap agreements are two party contracts in which the parties agree to exchange the returns (or differentials in return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of particular securities or securities representing a particular index. Parties may also enter into bilateral swap agreements, which obligate one party to pay the amount of any net appreciation in a basket or index of securities while the counter party is obligated to pay the amount of any net depreciation. A Fund records an increase or decrease to realized gain (loss), in the amount due to or owed by the Fund at termination or settlement. As of September 30, 2007, the Funds did not have any swap agreements.

Short Sales: Each Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale. As of September 30, 2007, each Fund had securities sold short.

Securities Lending: Each Fund may seek additional income at times by lending its portfolio securities up to 33 1/3% of its total assets to broker-dealers and financial institutions provided that: (1) the loan is secured by collateral that is continuously maintained in an amount at least equal to the current market value of the securities loaned, (2) the Fund may call the loan at any time with proper notice and receive the securities loaned, (3) the Fund will continue to receive interest and/or dividends paid on the loaned securities and may simultaneously earn interest on the investment of any cash collateral and (4) the aggregate market value of all securities loaned by the Fund will not at any time exceed the maximum permitted under the 1940 Act. Collateral will normally consist of cash or cash equivalents, securities issued by the U.S. government or its agencies or instrumentalities or irrevocable letters of credit. Securities lending by a Fund involves the risk that the borrower may fail to return the loaned securities or maintain the proper amount of collateral. Therefore, a Fund will only enter into such lending after a review by the Adviser of the borrower’s financial statements, reports and other information as may be necessary to evaluate the creditworthiness of the borrower. Such reviews will be conducted on an ongoing basis as long as the loan is outstanding. As of September 30, 2007, the Funds did not have any securities on loan.

Warrants: The Funds may invest in warrants. A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed coupon or dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of a Fund’s entire investment therein). As of September 30, 2007, each Fund held warrants.

Restricted Securities: The Funds may invest in securities that are subject to restrictions on resale because they have not been registered under the 1933 Act. These securities are sometimes referred to as private placements. Although securities which may be resold only to “qualified institutional buyers” in accordance with the provisions of Rule 144A under the 1933 Act are technically considered “restricted securities,” the Funds may purchase Rule 144A securities without regard to the limitation on investments in illiquid securities, provided that a determination is made that such securities have a readily available trading market. The Funds may also purchase certain commercial paper issued in reliance on the exemption from registration in Section 4(2) of the 1933 Act (“4(2) Paper”). The Adviser will determine the liquidity of Rule 144A securities and 4(2) Paper pursuant to procedures adopted by the Board of Trustees. The liquidity of Rule 144A securities and 4(2) Paper will be monitored by the Adviser, and if as a result of changed conditions it is determined that a Rule 144A security or 4(2) Paper is no longer liquid, a Fund’s holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Fund does not exceed its percentage limitation for investments in illiquid securities.

Limitations on the resale of restricted securities may have an adverse effect on the marketability of portfolio securities and the Funds might be unable to dispose of restricted securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requirements. The Funds might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities. As of September 30, 2007, each Fund held restricted securities.

Other: Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premiums, accretion of discounts and income earned on money market funds, is accrued and recorded daily. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on an identified cost basis. Expenses shared by the Funds are allocated among the Funds based on each Fund’s ratio of relative net assets to the combined net assets.

3. SHARES OF BENEFICIAL INTEREST

On September 30, 2007, there was an unlimited number of no par value shares of beneficial interest authorized for each Fund. Transactions in shares of beneficial interest were as follows:

	Utopia Growth Fund
	For the Year Ended September 30, 2007	For the Period December 30, 2005 (Inception) to September 30, 2006
Shares sold	4,660,537	1,784,040
Shares issued as reinvestment of dividends and distributions	34,068	––
Shares redeemed	(645,253)	(100,993)
Net increase in shares	4,049,352	1,683,047

	Utopia Core Fund
	For the Year Ended September 30, 2007	For the Period December 30, 2005 (Inception) to September 30, 2006
Shares sold	5,647,475	5,874,337
Shares issued as reinvestment of dividends and distributions	131,015	––
Shares redeemed	(934,374)	(169,530)
Net increase in shares	4,844,116	5,704,807

	Utopia Core Conservative Fund
	For the Year Ended September 30, 2007	For the Period December 30, 2005 (Inception) to September 30, 2006
Shares sold	4,659,648	4,482,465
Shares issued as reinvestment of dividends and distributions	91,154	––
Shares redeemed	(1,233,768)	(84,721)
Net increase in shares	3,517,034	4,397,744

	Utopia Yield Income Fund
	For the Year Ended September 30, 2007	For the Period December 30, 2005 (Inception) to September 30, 2006
Shares sold	2,659,372	1,657,992
Shares issued as reinvestment of dividends and distributions	35,120	—
Shares redeemed	(698,166)	(35,494)
Net increase in shares	1,996,326	1,622,498

4. FEDERAL INCOME TAXES AND DISTRIBUTIONS

Each Fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains, if any, each year. Each Fund is not subject to income taxes to the extent such distributions are made.

Unrealized Appreciation and Depreciation on Investments: At September 30, 2007, the cost of securities on a tax basis and gross unrealized appreciation (depreciation) on investments for federal income tax purposes were as follows:

Utopia Growth Fund
Gross appreciation (excess of value over tax cost)	$4,702,523
Gross depreciation (excess of tax cost over value)	(5,183,702)
Net unrealized appreciation (depreciation)	$(481,179)
Cost of investments for income tax purposes	$67,071,995

Utopia Core Fund
Gross appreciation (excess of value over tax cost)	$10,501,186
Gross depreciation (excess of tax cost over value)	(10,426,397)
Net unrealized appreciation (depreciation)	$74,789
Cost of investments for income tax purposes	$120,064,008

Utopia Conservative Fund
Gross appreciation (excess of value over tax cost)	$6,141,103
Gross depreciation (excess of tax cost over value)	(5,327,834)
Net unrealized appreciation (depreciation)	$813,269
Cost of investments for income tax purposes	$89,695,398

Utopia Yield Income Fund
Gross appreciation (excess of value over tax cost)	$2,144,806
Gross depreciation (excess of tax cost over value)	(1,770,419)
Net unrealized appreciation (depreciation)	$374,387
Cost of investments for income tax purposes	$41,215,237

The differences between book and tax net unrealized appreciation/ (depreciation) are wash sale loss deferrals and taxation of certain investments.

Classifications of Distributions: Dividends from net investment income and distributions of net realized gains, if any, will be declared and paid at least annually. Distributions to shareholders are recorded by the Funds on the ex-dividend date.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

The tax character of the distributions paid by the Funds during the period ended September 30, 2007 were as follows:

Utopia Growth Fund
Ordinary Income	$365,331
Long-Term Capital Gain	—
Tax Return of Capital	—
Total	$365,331

Utopia Core Fund
Ordinary Income	$1,392,686
Tax-Exempt Income	—
Long-Term Capital Gain	—
Tax Return of Capital	—
Total	$1,392,686

Utopia Core Conservative Fund
Ordinary Income	$955,295
Tax-Exempt Income	—
Long-Term Capital Gain	—
Tax Return of Capital	—
Total	$955,295

Utopia Yield Income Fund
Ordinary Income	$394,047
Tax-Exempt Income	—
Long-Term Capital Gain	—
Tax Return of Capital	—
Total	$394,047

Components of Net Assets (Tax Basis): As of September 30, 2007, the components of net assets on a tax basis were:

Utopia Growth Fund
Undistributed ordinary income	$3,541,511
Undistributed net long-term capital gain	605,944
Net unrealized appreciation on investments	(481,179)
Cumulative effect of other timing differences*	668,088
Total	$4,334,364

Utopia Core Fund
Undistributed ordinary income	$9,281,374
Undistributed net long-term capital gain	1,510,775
Net unrealized appreciation on investments	74,789
Cumulative effect of other timing differences*	1,116,223
Total	$11,983,161

Utopia Core Conservative Fund
Undistributed ordinary income	$5,318,173
Undistributed net long-term capital gain	833,055
Net unrealized appreciation on investments	813,269
Cumulative effect of other timing differences*	648,829
Total	$7,613,326

Utopia Yield Income Fund
Undistributed ordinary income	$1,961,663
Undistributed net long-term capital gain	241,480
Net unrealized appreciation on investments	374,387
Cumulative effect of other timing differences*	209,714
Total	$2,787,244

*  Other timing differences consist primarily of mark-to-market on non-equity options under Section 1256 of the Internal Revenue Code.

The components of net assets on a tax basis are determined in accordance with income tax regulations which may differ from the composition of net assets reported under accounting principles generally accepted in the United States. Accordingly, for the period ended September 30, 2007, certain differences were reclassified. These differences were primarily due to the tax treatment of gains and losses on foreign currency and the amounts reclassified did not affect net assets. The reclassifications were as follows:

Utopia Growth Fund
Paid-in-capital	$(640)
Undistributed ordinary income	72,618
Undistributed net long-term capital gain	(71,978)
Total	$0

Utopia Core Fund
Paid-in-capital	$(2,145)
Undistributed ordinary income	172,886
Undistributed net long-term capital gain	(170,741)
Total	$0

Utopia Core Conservative Fund
Paid-in-capital	$(1,715)
Undistributed ordinary income	195,110
Undistributed net long-term capital gain	(193,395)
Total	$0

Utopia Yield Income Fund
Paid-in-capital	$(667)
Undistributed ordinary income	78,820
Undistributed net long-term capital gain	(78,153)
Total	$0

5. INVESTMENT MANAGEMENT AGREEMENT

On September 14, 2005, the Trust’s Board of Trustees approved an Investment Management Agreement with FIM Group. The Trust has agreed to pay an annual investment management fee for the services provided and expenses assumed by the Adviser, payable on a monthly basis, equal to the annual rate of 1.32% of each of the Fund’s average daily net assets as defined in the prospectus. Out of each Fund’s management fee, FIM Group pays all expenses of managing and operating each Fund except the fees and expenses of the Funds’ independent trustees (including attendance at mutual fund industry conferences, publications, membership fees and related expenses), Fund and independent trustees’ legal counsel, insurance for the Funds and the officers and trustees of the Funds, fees of the independent auditors, interest on borrowings and extraordinary expenses. The Adviser has contractually agreed to waive its management fees or reimburse expenses until January 31, 2008, in amounts necessary to limit each Fund’s annual fund operating expenses (exclusive of extraordinary expenses) to an annual rate of 1.37% (as a percentage of the Fund’s average daily net assets). The Adviser also pays any costs of unaffiliated third parties who provide record keeping, mutual fund supermarket and administrative services to the Fund.

6. NEW ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 – Accounting for Uncertainty in Income Taxes, that requires the tax effects of certain tax positions to be recognized. These tax positions must meet a “more likely than not” standard that, based on their technical merits, have a more than 50 percent likelihood of being sustained upon examination. FASB Interpretation No. 48 is effective for fiscal periods beginning after December 15, 2006. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained. As of September 30, 2007 management has evaluated the application of FIN48 to the Funds, and has determined that there is no material impact resulting from the adoption of this interpretation on the Funds’ Financial Statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS No. 157). SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. Management has evaluated the impact the adoption of SFAS No. 157 will have on the Funds’ financial statements and believes that the impact on the disclosures will depend upon the composition of the portfolio on the date of adoption.

7. OTHER

Board of Trustees Compensation: The Trust pays an annual fee of $24,000 to Independent Trustees. The Independent Chairman of the Board receives annual compensation of $30,000 and the Chairman of the Audit Committee recieves annual compensation of $26,000. The Trust also pays Independent Trustees a fee of $100 for any special board or committee meeting attended.

One of the Trustees, Paul H. Sutherland, is President, director and controlling shareholder of the Adviser. Under the 1940 Act definitions, Mr. Sutherland is considered to be an “affiliated person” of the Adviser and an “interested person” of the Adviser and of the Funds. Mr. Sutherland receives compensation from the Adviser rather than the Funds.

Shareholders individually holding more than 5% of the Funds’ outstanding shares as of September 30, 2007, represented 6.41% of Utopia Yield Income Fund.

8. SUBSEQUENT EVENTS

On November 15, 2007 the Adviser contractually agreed to waive its management fees or reimburse expenses from February 1, 2008 to January 31, 2009, in amounts necessary to limit each Fund’s annual fund operating expenses (exclusive of extraordinary expenses) to an annual rate of 1.44% (as a percentage of the Fund’s average daily net assets).

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Utopia Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Utopia Funds (the “Trust”) comprised of the Utopia Growth Fund, Utopia Core Fund, Utopia Core Conservative Fund, and Utopia Yield Income Fund (the “Funds”) as of September 30, 2007 and the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year ended September 30, 2007 and for the period from December 30, 2005 through September 30, 2006. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2007, by correspondence with the Trust’s custodians and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2007 and the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year ended September 30, 2007 and for the period from December 30, 2005 through September 30, 2006, in conformity with accounting principles generally accepted in the United States of America.

November 20, 2007

ADDITIONAL INFORMATION

PORTFOLIO HOLDINGS

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Funds’ Forms N-Q are available without a charge, upon request, by contacting Utopia Funds at 1-888-UTOPIA3 (1-888-886-7423) and on the Commission’s website at http://www.sec.gov. In addition, each Fund’s portfolio holdings as of the end of each calendar quarter will be posted on the Funds’ website, www.utopiafunds.com, on or about the 60th day after the quarter end. You may also review and copy Form N-Q at the Commission’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 1-800-SEC-0330.

PROXY VOTING

Policies and procedures used in determining how to vote proxies relating to portfolio securities and a summary of proxies voted by the Funds for the period ended June 30, 2007 are available without a charge, upon request by contacting Utopia Funds at 1-888-UTOPIA3 (1-888-886-74723) and on the Commission’s website at http://www.sec.gov.

SHAREHOLDER TAX INFORMATION (UNAUDITED)

Certain tax information regarding the Funds is required to be provided to shareholders based upon each Fund’s income and distributions for the taxable year ended September 30, 2007. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2006.

During the year ended September 30, 2007, 0.00%, 0.75%, 3.95% and 5.26% of the dividends paid by Utopia Growth, Utopia Core, Utopia Core Conservative and Utopia Yield Income Funds from net investment income, respectively, qualify for the corporate dividends received deduction.

Also during the fiscal year ended September 30, 2007, 91.58%, 67.06%, 57.22% and 47.73% of distributions of ordinary income by Utopia Growth, Utopia Core, Utopia Core Conservative and Utopia Yield Income Funds, respectively, met the requirements regarding qualified dividend income.

During the period ended September 30, 2007, the Utopia Funds paid the following distributions per share:

Ordinary Income Dividends
Utopia Growth Fund	$0.1904
Utopia Core Fund	$0.2250
Utopia Core Conservative Fund	$0.2001
Utopia Yield Income Fund	$0.2195

BOARD APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

In connection with its review of the renewal of the Investment Management Agreement (the “Agreement”) with respect to each Fund, the Board considered, among other factors, the nature, extent and quality of the services to be provided by the Adviser and the overall fairness of the Agreement to the Fund. The Board and the Independent Trustees, considered the Agreement at the Board’s August 2007 meeting. Prior to the August 2007 meeting, at the direction of the Independent Trustees, counsel to the Trust and the Independent Trustees sent a memorandum to the Adviser requesting information regarding the Agreement to be provided to the Trustees in advance of their May 2007 meeting. Prior to the May 2007 meeting, the Board, including the Independent Trustees, reviewed and evaluated materials received by the Adviser in connection with contract approval. The Independent Trustees also received a memorandum from counsel to the Independent Trustees describing their duties in connection with contract approvals.

As a result of the process described above, the Trustees received information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds measured against appropriate benchmarks, (iii) the costs of services provided and estimated profits realized by the Adviser, (iv) the extent to which economies of scale are realized as each Fund grows, (v) whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, (vi) comparisons of services rendered and amounts paid to other registered funds and other accounts managed by the Adviser, and (vii) benefits realized by the Adviser from its relationship with the Funds.

Nature, Quality and Extent of Services

The Board reviewed the functions performed by the Adviser, the portfolio management team of the Adviser and the Adviser’s investment strategy and process for the Fund and the Adviser’s financial condition and considered the quality of services provided. The Board also reviewed information on the performance of each Fund, along with the performance information of a peer group of funds.

The information showed that the relative performance of the Growth Fund has been good, that the relative performance of the Core and Core Conservative Funds has been good for the shorter-term periods and that the Yield Income Fund has underperformed on a relative basis. The Board noted that since inception each Fund has had absolute returns consistent with its investment objective. Based on the information provided and the limited operating histories of the Funds, the Board concluded that the nature and extent of services provided by the Adviser to each Fund were appropriate and that the quality was good.

Fees and Expenses

The Board also reviewed information on each Fund’s expense ratio (and net expense ratio after taking into account the contractual expense cap agreement) and management fee with comparisons to a peer group of funds. The Board also compared the management fee to the fees charged by the Adviser for accounts similar to the Funds. In addition, the Board considered the expense cap agreement. The Board noted that the total expense ratio of each Fund was in the mid-range when compared to a peer group of funds. The Board also noted that each Fund’s management fee was higher than average; however, the Board noted that the management fee is a “unitary fee” which covers most of the Fund’s expenses. Based on the information considered, the Board concluded that each Fund’s management fee was reasonable and appropriate in amount given the quality of services provided.

Profitability

The Board considered the fee structure of the Agreement, including the costs of the services provided and the profits realized by the Adviser from its relationship with the Funds. The Board also considered the expense cap agreement. The Board concluded for each Fund that the profits realized by the Adviser were reasonable in comparison with the costs of providing investment advisory services to the Fund.

Economies of Scale

As part of its review of the Agreement, the Board considered whether there will be economies of scale with respect to the management of each Fund and whether each Fund will benefit from any economies of scale. The Board reviewed each Fund’s asset size and whether the Adviser was realizing economies of scale. The Board noted each Fund’s small asset size and that the Funds are not likely producing any significant economies of scale. As a result, the Board concluded that the flat management fee of each Fund was reasonable and appropriate.

Other Benefits to the Adviser

The Board considered that the Adviser engages in soft dollar arrangements in connection with Fund brokerage transactions. The Board concluded for each Fund that the benefits accruing to the Adviser were reasonable in comparison with the costs of providing advisory services, the management fee charged the Fund, the Adviser’s commitment to cap expenses and the benefits to the Fund.

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Agreement are fair and reasonable and that the approval of the Agreement is in the best interests of each Fund. No single factor was determinative in the Board’s analysis.

TRUSTEES AND OFFICERS

Under Delaware law, the business and affairs of the Trust are managed under the direction of the Board of Trustees. The Board is currently comprised of four trustees, three of whom are classified under the 1940 Act as “non-interested” persons of the Trust and are often referred to as “independent trustees.” Information pertaining to the Trustees and executive officers of the Trust is set forth below. Except as otherwise noted, the address of each Trustee and officer is 111 Cass Street, Traverse City, Michigan 49684. The Trust’s Statement of Additional Information includes additional information about the trustees and is available upon request by calling 1-888-UTOPIA3 (1-888-886-7423).

DISINTERESTED TRUSTEES

(as of September 30, 2007)

Name, Address and Age	Position with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During past 5 years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships by Trustee
John S. Oakes Age: 64 111 Cass Street Traverse City, MI 49684	Chairman; Trustee	Since August 2005	Business Development, First Allied Securities (since 2005); Financial Search and Consulting LLC (since 2003); Senior Vice President, Wells Fargo Private Client Services from 1999 to 2003.	4	Minnesota Association of Personnel Services (association of recruiters); TechCorps (organization providing education and mentorships for high school students through the use of technology).

Mayeti Gametchu Age 32 111 Cass Street Traverse City, MI 49684	Trustee	Since August 2005	Counsel, Wolf, Block, Schorr and Solis-Cohen LLP since 2007; Partner, Paragon Law Group, LLP since 2003; Associate, Testa, Hurwitz & Thibeault, LLP from 2001 to 2003; Associate, Skadden, Arps, Slate, Meagher and Flom, LLP from 2000 to 2001.	4	Trustee, The Leelanau School (not-for profit) private secondary boarding school in Michigan.

Daniel Sass Age 49 111 Cass Street Traverse City, MI 49684	Trustee	Since August 2007	Senior Vice President of Finance, Wells Fargo Corporation since 2007; Vice President of Finance, Wells Fargo Corporation from 1999 to 2007.	4	N/A

INTERESTED TRUSTEES

Name, Address and Age	Position with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During past 5 years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships by Trustee
Paul H. Sutherland(2) Age 52 111 Cass Street Traverse City, MI 49684	President and Chief Investment Officer	Since May 2005	Chairman and President of FIM Group since 1984.	4	Chairman, Safe Passage (non-profit organization providing education to children in Guatemala).

OFFICERS WHO ARE NOT TRUSTEES

(as of September 30, 2007)

Name, Address and Age	Position with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During past 5 years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships by Trustee
Jonathan M. Mohrhardt Age: 32 111 Cass Street Traverse City, MI 49684	Chief Compliance Officer, Chief Financial Officer and Treasurer	Since August 2005	FIM Group since 2004; Associate, Valuemetrics Advisors, Inc. from 2000 to 2004.	N/A	N/A

Greg Dulski Age: 32 1290 Broadway, Suite 1100 Denver, CO 80203	Secretary	Since May 2007

Associate Counsel, ALPS Fund Services, Inc., and ALPS Distributors, Inc. since March 2007, Associate Counsel at Janus Capital Group from August 2005 to March 2007, Associate Counsel at Reed Smith LLP from September 2001 to August 2005

				N/A	N/A

Wade Clouse Age: 30 1290 Broadway, Suite 1100 Denver, CO 80203	Assistant Treasurer	Since August 2005

Fund Controller, ALPS Fund Services, Inc. since 2004; Assistant Treasurer, Stone Harbor Investment Funds since August 2007, Westcore Funds from 2004 to 2007; Fund Accountant, ALPS Fund Services, Inc. from 1999 to 2004.

				N/A	N/A

(1)   Trustees serve an indefinite term until the earliest of (i) removal by the Board of Trustees or shareholders, (ii) resignation or death, or (iii) the election and qualification of his or her successor. The Trust’s officers are elected annually by the Board of Trustees.

(2)   “Interested person” of the Trust or defined in the 1940 Act. Mr. Sutherland is considered an “interested person” because of his affiliation with FIM Group, which acts as the Trust’s Adviser.

UTOPIA FUNDS Investing Without Borders
111 Cass Street
Traverse City, Michigan 49684
1.888.UTOPIA3 (1.888.886.7423)

This report has been prepared for Utopia Funds’ shareholders and may be distributed to others only if preceded or accompanied by a prospectus.

Funds distributed by ALPS Distributors, Inc.

Item 2.        Code of Ethics.

(a)

The registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the registrant.

(b)	Not applicable.

(c)	During the period covered by the report, no amendments were made to the provisions of the code of ethics adopted as described in Item 2(a) above.

(d)	During the period covered by the report, no implicit or explicit waivers granted to the provisions of the code of ethics adopted as described in Item 2(a) above.

(e)	Not applicable.

(f)	The registrant’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference as described under Item 12(a)(1) on this Form N-CSR.

Item 3.        Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one “audit committee financial expert” serving on its audit committee, Daniel Sass. Mr. Sass is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.”  Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations or liability of any other member of the audit committee or board of directors.

Item 4.        Principal Accountant Fees and Services.(1)

(a)  Audit Fees:  The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the

(1) The registrant commenced operations on December 30, 2005.

accountant in connection with statutory and regulatory filings or engagements on behalf of the registrant were $87,000 for the fiscal year ended September 30, 2006 and $91,400 for the fiscal year ended September 30, 2007.

(b)  Audit-Related Fees:  For the registrant’s fiscal years ended September 30, 2006 and September 30, 2007, no fees were billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)  Tax Fees:  The aggregate fees billed in each of the last two fiscal years  for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning for the registrant’s fiscal year ended September 30, 2006 were $13,000 and for the fiscal year ended September 30, 2007 were $13,600. The fiscal years 2006 and 2007 tax fees were for services for dividend calculation, excise tax preparation and tax return preparation.

(d)  All Other Fees:  The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than services reported in paragraphs (a) through (c) of this Item, for the registrant’s fiscal year ended September 30, 2006 were $15,000 and for the fiscal year ended September 30, 2007 were $10,000. These fees for fiscal year ended September 30, 2006 were billed to the registrant by the principal accountant for services related to seed audits and attendance at meetings of the audit committee. The fees for fiscal year ended September 30, 2007 were billed to the registrant by the principal accountant for services related to attendance at meeting of the audit committee.

(e)(1)         Audit Committee Pre-Approval Policies and Procedures:  Pursuant to the registrant’s Audit Committee Charter (the “Charter”), the Audit Committee is responsible for pre-approving any engagement of the principal accountant to provide non-prohibited services to the registrant, including the fees and other compensation to be paid to the principal accountant, to the extent required by Rule 2-01(c)(7) of Regulation S-X. The Chairman of the Audit Committee may grant pre-approval for engagements of less than $5,000. All such delegated pre-approvals will be presented to the Audit Committee no later than the next Audit Committee meeting.

Pursuant to the Charter, the Audit Committee is also responsible for pre-approving any engagement of the principal accountant, including the fees and other compensation to be paid to the principal accountant, to provide non-audit services to the registrant’s investment adviser (or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant), if the engagement relates directly to the operations and financial reporting of the registrant, to the extent required by Rule 2-01(c)(7) of Regulation S-X. The Chairman of the Audit Committee may grant pre-approval for engagements of less than $5,000. All such delegated pre-approvals will be presented to the Audit Committee no later than the next Audit Committee meeting.

(e)(2)      No services described in paragraphs (b) through (d) of this Item were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)    Not applicable.

(g)   Not applicable.

(h)   Not applicable.

Item 5.        Audit Committee of Listed Registrants.

Not applicable.

Item 6.        Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.        Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.        Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.        Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.      Submission of Matters to Vote of Security Holders.

There have been no material change to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to this Item.

Item 11.      Controls and Procedures.

(a)   The registrant’s principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the registrant’s disclosure controls and  procedures (as defined in Rule 30a-3(c) under the Investment Company Act  of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective,  as of a date within 90 days of the filing date of this report that, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)   There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.          Exhibits.

(a)(1)      The registrant’s Code of Ethics for Principal Executive and Senior Financial Officers that applies to the registrant’s principal executive officer and principal financial officer and as described in Item 2 hereof is incorporated by reference to Exhibit-12.A.1 to the registrant’s Form N-CSR for its fiscal year ended September 30, 2006, filed electronically with the Securities and Exchange Commission on December 8, 2006.

(a)(2)      The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex.99.CERT.

(a)(3)      Not applicable.

(b)           The certifications by the registrant’s principal executive officer and principal financial officer, as required by Rule
30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002, are attached hereto as Ex.99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UTOPIA FUNDS

By:	/s/ Paul Sutherland
Paul Sutherland
President (Principal Executive Officer)

Date:	December 3, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on  behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Paul Sutherland
Paul Sutherland
President (Principal Executive Officer)

Date:	December 3, 2007

By:	/s/ Jonathan Mohrhardt
Jonathan Mohrhardt
Treasurer (Principal Financial Officer)

Date:	December 3, 2007